UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES L. DOLAN

Executive Chairman and

Chief Executive Officer

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Thursday, December 10, 2020 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGE2020. There is no in-person annual meeting this year for you to attend.

Information on how to vote, attend and ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman and

Chief Executive Officer

October 27, 2020

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Madison Square Garden Entertainment Corp.

The Annual Meeting of Stockholders of Madison Square Garden Entertainment Corp. will be held on Thursday, December 10, 2020, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/MSGE2020 (there is no physical location for the annual meeting). You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to participate in the meeting please see General Information, “How do I attend, vote and ask questions during the 2020 annual meeting?”

The annual meeting will be held to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Approval of the Company’s 2020 Employee Stock Plan.

4.	Approval of the Company’s 2020 Stock Plan for Non-Employee Directors.

5.	An advisory vote on the compensation of our named executive officers.

6.	An advisory vote on the frequency of future advisory votes on named executive officer compensation.

7.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 16, 2020 may vote during the meeting.

Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Philip G. D’Ambrosio Senior Vice President, Treasurer and Secretary

New York, New York

October 27, 2020

MADISON SQUARE GARDEN ENTERTAINMENT CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

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PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual

Report on Form 10-K for the fiscal year ended June 30, 2020 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	Approval of the Company’s 2020 Employee Stock Plan	FOR
Proposal 4	Approval of the Company’s 2020 Stock Plan for Non-Employee Directors	FOR
Proposal 5	An advisory vote on the compensation of our named executive officers	FOR
Proposal 6	An advisory vote on the frequency of future advisory votes on named executive officer compensation	3 YEARS

COMPANY OVERVIEW

Madison Square Garden Entertainment Corp. (the “Company”), formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of Madison Square Garden Sports Corp. (“MSGS,” previously The Madison Square Garden Company). We changed our name to Madison Square Garden Entertainment Corp. (NYSE: MSGE) on April 17, 2020 (the “Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “Distribution”). Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by MSGS through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by MSGS through its MSG Sports Business segment.

The Company is a leader in live experiences comprised of iconic venues, marquee entertainment content, popular dining and nightlife venues, and a premier music festival that, together, entertain approximately 12 million guests a year. We manage our business through the following two operating segments:

•

Entertainment, which includes our portfolio of venues: Madison Square Garden (“The Garden”), Hulu Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, and The Chicago Theatre. In addition, the Company is building a state-of-the-art venue, MSG Sphere, in Las Vegas and plans to build a second MSG Sphere in London, pending necessary approvals. Also included in this segment is the original production, the Christmas Spectacular Starring the Radio City Rockettes (“Christmas Spectacular”), as well as the Company’s controlling interest in Boston Calling Events, LLC (“BCE”), the entertainment production company that owns and operates the Boston Calling Music Festival. The Entertainment segment also includes our bookings business.

•	Tao Group Hospitality, which features the Company’s controlling interest in TAO Group Holdings LLC (“Tao Group Hospitality”), a hospitality group with globally-recognized entertainment dining and nightlife brands including: Tao, Marquee, Lavo, Avenue, Beauty & Essex and Cathédrale. Tao Group Hospitality operates 28 entertainment dining and nightlife venues in New York City, Las Vegas, Los Angeles, Chicago, Singapore and Sydney, Australia.

CORPORATE GOVERNANCE AND BOARD PRACTICES

Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the

Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

APPROACH TO FOSTERING DIVERSITY AND INCLUSION

We believe the diverse perspectives and experiences of our employees enhance the value of the Company and produce a more vibrant, constructive and engaging place to work, and we are committed to fostering an inclusive company culture.

To advance these efforts, The Madison Square Garden Company established a Diversity and Inclusion Council (the “D&I Council”) in 2019. Following the Distribution, the D&I Council is now a joint council comprised of employees from across the Company and MSGS who have demonstrated a high level of passion and commitment to diversity and inclusion.

The D&I Council is an initiative with contributions spanning across both the Company and MSGS, providing strategic guidance to senior management of each company on diversity and inclusion initiatives, serving as a resource to all employees, and working to promote environments that foster inclusivity and employee engagement and enhance communication between companies, departments and employees.

Several initiatives over the past year have furthered these objectives under the D&I Council’s guidance, including:

•	Facilitation of a series of employee focus groups as well as ongoing listening sessions allowing employees to candidly address topics core to diversity and inclusivity;

•	The rollout of a career development tool, and a learning system with comprehensive resources and training, including training on unconscious bias, for employees and hiring managers;

•	Focus on hiring of diverse employees including increasing the hiring of diverse Rockettes and entry level employees through external partnership programs;
•	Ongoing partnerships with local and national organizations dedicated to supporting diverse communities; and

•

Partnership with the D&I efforts of the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”) and New York Rangers (the “Rangers”) of the National Hockey League (the “NHL”) in order to foster broader awareness-building by facilitating community-focused panels, discussions and cultural events.

The D&I Council is co-sponsored by two of our Executive Vice Presidents.

DIRECTOR NOMINEES

The Board has nominated 17 director candidates. Of the 17 nominees, five are Class A nominees and twelve are Class B nominees.

All director candidates have been nominated for a one-year term to expire at the 2021 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•

All Class A nominees are independent and collectively have significant experience in business leadership, finance and accounting, government service, management, investment, operational and strategic planning, and extensive knowledge of the media and entertainment industry.

Our Class B nominees are elected by holders of our Class B Common Stock:

•

Class B nominees collectively have significant experience in industry and business leadership, finance and accounting, operational and strategic planning, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Martin Bandier	James L. Dolan	Quentin F. Dolan
Matthew C. Blank	Charles F. Dolan	Ryan T. Dolan
Joseph J. Lhota	Charles P. Dolan	Thomas C. Dolan
Frederic V. Salerno	Kristin A. Dolan	Brian G. Sweeney
John L. Sykes	Marianne Dolan Weber	Vincent Tese
	Paul J. Dolan	Isiah L. Thomas III

EXECUTIVE COMPENSATION PROGRAM

The Company is a leader in live experiences comprised of iconic venues, marquee entertainment content, popular dining and nightlife venues, and a premier music festival. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its named executive officers (“NEOs”) through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers total Company net revenue (“Total Company Net Revenue”) and adjusted operating income (“AOI”) to be the key financial measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element is linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long- Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2020

GENERAL INFORMATION

COMPANY OVERVIEW

Madison Square Garden Entertainment Corp., a Delaware corporation, is a holding company and conducts substantially all of its operations through its subsidiaries. In this proxy statement, the words “Company,” “we,” “us,” “our,” and “MSGE” refer to Madison Square Garden Entertainment Corp. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGE.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company, formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of MSGS. We changed our name to Madison Square Garden Entertainment Corp. on April 17, 2020 (the “Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “Distribution”). Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by MSGS through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by MSGS through its MSG Sports Business segment. In this proxy statement, references to The Madison Square Garden Company refer to the pre-Distribution consolidated Company.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders, which will be conducted via live webcast on Thursday, December 10, 2020 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/

MSGE2020.This proxy statement is first being sent to stockholders on or about October 27, 2020. Unless otherwise indicated, references to “2020,” the “2020 fiscal year” and the “year ended June 30, 2020” refer to the Company’s fiscal year ended on June 30, 2020.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?

The annual meeting will be held on Thursday, December 10, 2020 at 10:00 a.m. Eastern Time. Our 2020 annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the virtual meeting, please see the question titled “How do I attend, vote and ask questions during the 2020 annual meeting?” below.

Who may vote during the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 16, 2020, may vote during the annual meeting. On October 16, 2020, there were 19,613,212 shares of Class A Common Stock and

4,529,517 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of five candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2, 3, 4 and 5, and determine the outcome of Proposal 6, regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 16, 2020 to be present, either by participating in the virtual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the virtual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote and ask questions during the 2020 annual meeting?” below. Even if you plan to participate in the virtual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accountants (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1), (ii) approval of the Company’s 2020 Employee Stock Plan (Proposal 3), (iii) approval of the Company’s 2020 Stock Plan for Non-Employee Directors (Proposal 4), or (iv) the advisory votes with respect to the compensation of our NEOs (Proposals 5 & 6) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of (i) the appointment of the Company’s independent registered public accounting firm (Proposal 2), (ii) the Company’s 2020 Employee Stock Plan (Proposal 3), (iii) the Company’s 2020 Stock Plan for Non-Employee Directors (Proposal 4), and (iv) the advisory votes with respect to the compensation of our NEOs (Proposals 5 and 6), require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions will not affect the outcome of Proposals 1, 2, 5 or 6 because abstentions are not considered votes cast on those proposals. Abstentions on Proposals 3 and 4 will count the same as votes cast against those proposals. Broker non-votes will not affect the outcome of any of the proposals because broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, to approve the (i) ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), (ii) 2020 Employee Stock Plan (Proposal 3), (iii) 2020 Stock Plan for Non-Employee Directors (Proposal 4) and (iv) advisory vote with respect to the compensation of our NEOs (Proposal 5), and to determine the outcome of the advisory vote on the frequency of future advisory votes on NEO compensation (Proposal 6), regardless of how other shares are voted. Proposals 5 and 6 are advisory votes only and are not binding on the Company.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•

attending the annual meeting and voting via the internet (but your participation in the virtual annual meeting will not automatically revoke your proxy unless you validly vote again during the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted during the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1);

•	FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2);

•	FOR the approval of the Company’s 2020 Employee Stock Plan (Proposal 3);

•	FOR the approval of the Company’s 2020 Stock Plan for Non-Employee Directors (Proposal 4);

•	FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 5); and

•	FOR, on an advisory basis, future advisory votes on the compensation of our NEOs to be held every THREE years (Proposal 6).

Why are we now being asked to approve the Company’s 2020 Employee Stock Plan and 2020 Stock Plan for Non-Employee Directors?

These plans were established prior to the Distribution and approved by The Madison Square Garden Company, the sole stockholder of the Company at that time. As previously disclosed and permitted by the NYSE and the Internal Revenue Service (“IRS”) rules, we are seeking stockholder approval of such plans at our first annual meeting of stockholders as a public company. Stockholders are being asked to approve these plans to satisfy the NYSE rules and certain IRS transition rules for newly public companies to permit the Company to obtain tax deductions for certain compensation paid to executive officers.

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend, vote and ask questions during the 2020 annual meeting?

This year’s annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the 2020 virtual annual meeting, you must have been a stockholder at the close of business on the record date of October 16, 2020 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website,  https://investor.msg

entertainment.com, and will be available on www.virtualshareholdermeeting.com/MSGE2020 during the annual meeting.

Attending the Virtual Meeting. To attend the virtual annual meeting, please visit www.virtualshareholdermeeting.com/MSGE2020. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 1, 2020 in order to allow enough time to register such person to attend the virtual meeting. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

For a period of at least 10 days prior to the 2020 virtual annual meeting, a complete list of stockholders entitled to vote during the annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. In the event you are interested in viewing the list, please send an email to investor@msg.com one business day in advance to schedule your visit.

Voting During the Virtual Meeting. If you have not voted your shares prior to the annual meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.

Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/MSGE2020.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.msgentertainment.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

Help with Technical Difficulties. If you have any technical difficulties or any questions regarding the virtual meeting website, we are ready to assist you. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.msgentertainment.com, including information on when the meeting will be reconvened.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual

Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2020 Form 10-K are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2020 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at

www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

The Madison Square Garden Company, prior to the Distribution, had a long-standing history of active stockholder engagement, which is a practice that we are committed to continuing as a new standalone public company. We look forward to furthering this dialogue, including to inform the ongoing review of our compensation programs.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s experience with the Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including venue security and oversight over cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also receives periodic updates from subject matter experts regarding specific risks, such as venue security and cybersecurity. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121.

Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSGE Integrity Hotline, which is operated by a third-party service provider, at 1-877-756-4306 or www.msg.ethicspoint.com.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. In addition, a copy may be obtained by writing to Madison Square Garden Entertainment Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we have elected to comply with the NYSE requirement for an independent compensation committee.

Under the terms of our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect 25% of our Board, as well as by the presence on our Board of a director elected by our Class B stockholders who meets the NYSE standards of independence. Our Board believes that the Company and its stockholders will benefit from the perspectives and the collective deep business expertise of the independent director nominees. We welcome their insights as we continue to pursue our strategies to create long-term shareholder value.

Our Board has determined that each of the following non-management directors is “independent” within the meaning of the rules of the NYSE and the SEC: Martin Bandier, Matthew C. Blank, Joseph J. Lhota, Frederic V. Salerno, John L. Sykes and Vincent Tese. In reaching its determination, the Board considered the following:

•

Mr. Blank served as a director of MSGS (a company that is also controlled by the Dolan Family) from December 11, 2019 until the Distribution Date. The Board determined that this relationship is not material and that Mr. Blank is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Lhota has served as a director of MSG Networks Inc. (“MSG Networks”) (a company that is also controlled by the Dolan Family) since 2016 and previously served as an Executive Vice President of MSG Networks from 2010 to 2011. In addition, Mr. Lhota served as a director of MSGS from 2017 until the Distribution Date. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Salerno served as a director of MSGS from December 11, 2019 to April 6, 2020. The Board determined that this relationship is not material and that Mr. Salerno is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Sykes has served as a director of MSG Networks since 2015. The Board has determined that this relationship is not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.

•

Mr. Tese served as a director of MSG Networks from 2010 to 2015. In addition, Mr. Tese has served as a director of MSGS since 2015 and AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan Family) since 2016. His brother is employed by MSG Entertainment Group, LLC, a subsidiary of the Company, in a non-executive officer position. See “Transactions with Related Parties.” The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our 2021 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2021 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met one time following the Distribution during the fiscal year ended June 30, 2020. Each of our directors who was on the Board during the 2020 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2020.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. The 2020 virtual annual meeting is the Company’s first annual meeting of stockholders as a publicly traded company.

COMMITTEES

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Lhota, Salerno (Chair) and Tese

•	Meetings following the Distribution during fiscal year ended June 30, 2020: 2

The primary purposes and responsibilities of our Audit Committee are to:

•

assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•

appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•

establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•

review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually;

•	report to the Board on a regular basis; and

•	oversee corporate risks, including cybersecurity and venue security, and provide periodic updates to the Board on such oversight activities.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Lhota, Salerno and Tese is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Blank (Chair), Salerno and Sykes

•	Meetings following the Distribution during fiscal year ended June 30, 2020: 2

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•

review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;
•

in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years, including awards given to the Chief Executive Officer by The Madison Square Garden Company.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). Currently, all of the members of the Compensation Committee are “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and “outside directors” for purposes of Section 162(m). The Compensation Committee may also engage outside consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.msgentertainment.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Matthew C. Blank, Frederic V. Salerno and John L. Sykes currently serve as members of the Compensation Committee. None of them is a current nor a former executive officer or employee of the Company.

Independent Committees

In addition to standing committees, from time to time our Board appoints or empowers a committee of the Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to covered transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSGS, MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGS and its subsidiaries, MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the value or expected value of the transaction or arrangement exceeds $1,000,000. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGS and its subsidiaries, MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware

General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2020:

Compensation Element(1)	Compensation(2)
Annual Cash Retainer	$50,000
Annual Equity Retainer(3)	$110,000
Annual Audit/Compensation Committee Member Fee	$5,000
Annual Audit/Compensation Committee Chair Fee	$10,000
Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone or virtual)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

(3)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date. Consistent with the past practice of The Madison Square Garden Company, we anticipate that annual grants of restricted stock units will typically be made on the date of the annual meeting. Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2020 Stock Plan for Non-Employee Directors (the “Director Stock Plan”).

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-management directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-management directors and their guests may have been specifically invited from time to time in their capacity as non-management directors of the Company (e.g., charity concerts, premieres, etc.).

In addition, non-management directors are able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-management directors are not available for resale.

Director Compensation Table

The table below summarizes the total

compensation paid to or earned by each person

who served as a non-management director during the fiscal year ended June 30, 2020. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Charles F. Dolan	10,802	69,434	80,236
Charles P. Dolan	10,802	69,434	80,236
Kristin A. Dolan	10,802	69,434	80,236
Marianne Dolan Weber	10,802	69,434	80,236
Paul J. Dolan	10,802	69,434	80,236
Quentin F. Dolan	10,802	69,434	80,236
Thomas C. Dolan	10,802	69,434	80,236
Martin Bandier	11,302	69,434	80,736
Matthew C. Blank	14,363	69,434	83,797
Joseph J. Lhota	13,332	69,434	82,766
Frederic V. Salerno	16,393	69,434	85,827
Brian G. Sweeney	10,802	69,434	80,236
John L. Sykes	13,332	69,434	82,766
Vincent Tese	13,332	69,434	82,766
Isiah L. Thomas III	10,802	69,434	80,236

(1)

These amounts represent retainer, committee and board meeting fees earned from the Distribution Date through June 30, 2020. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director. The Company did not have any in-person meetings during the period following the Distribution through the fiscal year ended June 30, 2020.

(2)

This column reflects the grant date fair market value of 932 restricted stock units granted on May 21, 2020, to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2020 Form 10-K. Given the timing of the Distribution, the restricted stock unit grants were pro-rated to cover service from the Distribution Date to the 2020 annual meeting. The values reflected in this column differ from the pro-rated value of $73,333 because the value calculated under ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2020 is as follows: Charles F. Dolan, 932 units; Charles P. Dolan, 932 units; Kristin A. Dolan, 932 units; Marianne Dolan Weber, 932 units; Paul J. Dolan, 932 units; Quentin F. Dolan, 932 units; Thomas C. Dolan, 932 units; Martin Bandier, 932 units; Matthew C. Blank, 932 units; Joseph J. Lhota, 932 units; Frederic V. Salerno, 932 units; Brian G. Sweeney, 932 units; John L. Sykes, 932 units; Vincent Tese, 932 units; and Isiah L. Thomas, 932 units.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated 17 candidates for election to the Board at this year’s annual meeting.

Of the 17 director nominees, five are to be elected by the holders of our Class A Common Stock and twelve are to be elected by the holders of our Class B Common Stock. All 17 nominees have been nominated for a term to expire at the 2021 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 65

Class B Director since November 21, 2019

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Dolan has served as a director, the Executive Chairman and Chief Executive Officer of the Company since November 2019. Mr. Dolan has also served as a director and the Executive Chairman of MSGS since 2015 and MSG Networks since 2009. Mr. Dolan was the Chief Executive Officer of MSGS from November 2017 to April 2020 and the Chief Executive Officer of Cablevision Systems Corporation (“Cablevision”) from 1995 to 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition to MSG Networks, Mr. Dolan has served as a director since 2011 and Non-Executive Chairman since September 2020 of AMC Networks and previously served as a director of Cablevision from 1991 until its sale in 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as Executive Chairman and Chief Executive Officer of the Company, as Executive Chairman and former Chief Executive Officer of MSGS, as well as experience in various positions with Cablevision, including as its Chief Executive Officer, and in various positions with MSG Networks and its predecessors since 1999, including most recently as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 94

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Dolan has served as a director since 2011 and Chairman Emeritus of AMC Networks since September 2020. He served as Executive Chairman of AMC Networks from 2011 to September 2020 and Chairman of Cablevision from 1985 to 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSGS since 2015, MSG Networks since 2009 and previously served as a director of Cablevision from 1985 to 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, the father-in-law of Kristin A. Dolan and Brian G. Sweeney, the uncle of Paul J. Dolan and the grandfather of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, his service as Executive Chairman of AMC Networks as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

MARTIN BANDIER – Age 79

Class A Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Bandier serves as the Chief Executive Officer of Bandier Ventures LP, a music publishing and recorded music acquisition company, since 2019. Previously, Mr. Bandier served as Chairman and Chief Executive Officer of Sony/ATV Music Publishing, a music publishing company, from 2007 to 2019, as Chairman and Chief Executive Officer of EMI Music Publishing Worldwide, a music publishing company, from 1991 to 2006 and as Vice Chairman from 1989 to 1991. Mr. Bandier serves as a director of the Songwriters Hall of Fame since 1975 and as a trustee of Syracuse University since 2006 and is a 1994 Arents Award winner. In 2006, Mr. Bandier founded The Bandier Program for Music and Entertainment Industries, a music and entertainment industry degree program, at Syracuse University that has become a leading music business program. Mr. Bandier previously served as a director and Vice President of the National Music Publishers’ Association from 1992 to 2019, as a director of the American Society of Composers, Authors, and Publishers (ASCAP) from 2007 to 2018 and from 1993 to 1998, as a trustee of the T.J. Martell Foundation. His civic and industry commitments also include extensive involvement with the City of Hope.

Key Skills & Experience

In light of his more than 30 years in the entertainment industry, including his leadership roles in music publishing companies and recognition with many industry awards including numerous Publisher of the Year awards from ASCAP and BMI, the GRAMMY’s President’s Merit Award in 2015 and the Visionary Leadership Award from the Songwriter’s Hall of Fame in 2019, our Board has concluded that Martin Bandier should serve as a director of the Company.

MATTHEW C. BLANK – Age 70

Class A Director since April 17, 2020

Committee Membership: Compensation (Chair)

Other Public Company Directorships: Cumulus Media Inc. (NASDAQ: CMLS), CuriosityStream Inc. (NASDAQ: CURI)

Career Highlights

Mr. Blank has served as a director of Cumulus Media, Inc., a media and entertainment company, since 2018. He has also served as a senior advisor to The Raine Group, LLC, a merchant bank focused on technology, media and telecommunications, since September 2020 and as a director of CuriosityStream Inc., a streaming media company, since August 2020. Mr. Blank previously served as an advisor to Showtime Networks Inc., a premium television network and a subsidiary of CBS Corporation, for calendar year 2018. Prior to that, he served as Chairman of Showtime in 2016 and 2017, and he served as Chief Executive Officer of Showtime from 1995 through 2015. Mr. Blank was President and Chief Operating Officer of Showtime from 1993 through 1995 and he served as Executive Vice President of Marketing, Creative Services, and Public Affairs from 1988 to 1992. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank previously served on the board of directors of MSGS from December 2019 to April 2020, Geeknet, Inc. from 2010 to 2015 and the National Cable Television Association from 1994 to 2017. He is a member of the board of directors of The Cable Center and serves as a trustee of The Harlem Children’s Zone, The Manhattan Theater Club, as well as The Creative Coalition, and The Museum of the Moving Image.

Key Skills & Experience

In light of Mr. Blank’s corporate management experience with Showtime Networks Inc. and Home Box Office, Inc., his service as a director of other public companies, and his knowledge of the entertainment and media industries, our Board has concluded that Matthew C. Blank should serve as a director of the Company.

CHARLES P. DOLAN – Age 33

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has been an employee of Knickerbocker Group, LLC since 2010. Mr. Dolan has served as a director of MSGS since 2015, and previously served as a director of MSG Networks from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGS and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 54

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN), Revlon, Inc. (NYSE: REV), The Wendy’s Company (NASDAQ: WEN)

Career Highlights

Ms. Dolan is the founder and has been the Chief Executive Officer of 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in 2016. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 to 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of MSG Networks since 2018, Revlon, Inc. since 2017, The Wendy’s Company since 2017, MSGS since 2015 and AMC Networks since 2011, and previously served as a director of Cablevision from 2010 to 2016 and MSG Networks from 2010 to 2015. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 63

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Ms. Dolan Weber is President of Heartfelt Wings Foundation Inc. since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of MSGS since 2016, AMC Networks since 2011 and previously served as a director of Cablevision from 2005 to 2016 and MSG Networks from 2010 to 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 62

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company (NYSE: SJM), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and serves as the Chair of the Executive Compensation Committee since 2017. Additionally, Mr. Dolan has served as a director of MSGS since December 2019, MSG Networks since 2015, Dix & Eaton, a privately-owned communications and public relations firm, since 2014, and previously served as a director of Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, the cousin by marriage of Brian G. Sweeney and Kristin A. Dolan and the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of the Company, MSGS, MSG Networks and of Cablevision, and his service on the board of other public and private companies, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 26

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is a graduate of New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Mr. Dolan previously served as a director of MSG Networks from 2015 to June 2020. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of MSG Networks, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 31

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Dolan has served as Vice President, Interactive Experiences of MSG Ventures, a wholly-owned subsidiary of the Company, since June 2019, and previously served as Director, Interactive Experiences from 2016 to June 2019. Mr. Dolan has played an integral role in the growth and development of MSG Ventures’ interactive gaming initiatives and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan has served as a director of MSGS since December 2019. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company, and a key contributor to the Company’s growth strategy, and his service as a director of MSGS, our Board has concluded that Ryan T. Dolan should serve as director of the Company.

THOMAS C. DOLAN – Age 68

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; and previously served in various roles at Cablevision, including: Executive Vice President and Chief Information Officer from 2001 until 2005, Senior Vice President and Chief Information Officer from 1996 to 2001, Vice President and Chief Information Officer from 1994 to 1996, General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994, and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGS since 2015, AMC Networks since 2011, MSG Networks since 2010 and previously served as a director of Cablevision from 2007 to 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 66

Class A Director since April 17, 2020

Committee Membership: Audit

Other Public Company Directorships: MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Lhota has been the Executive Vice President, Vice Dean and Chief of Staff at NYU Langone Health since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from June 2017 to November 2018. Mr. Lhota was Executive Vice President of MSG Networks from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota has served as a director and chairman of the audit committee of MSG Networks since 2016, and previously served as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 to 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of MSG Networks, as well as the knowledge he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and MSG Networks, as well as during his tenure as a director of Cablevision, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

FREDERIC V. SALERNO – Age 77

Class A Director since April 6, 2020

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: Akamai Technologies, Inc. (NASDAQ: AKAM), Associated Capital Group, Inc. (NYSE: AC), Intercontinental Exchange, Inc. (NYSE: ICE)

Career Highlights

Mr. Salerno has served as a director of Akamai Technologies, Inc. (“Akamai”), a provider of web-based technology services, since 2002 and Chairman of the Board since March 2018. Mr. Salerno previously served as Akamai’s Lead Independent Director from 2013 to 2018. Previously, Mr. Salerno served as Vice Chairman and Chief Financial Officer of Verizon Communications, Inc., a provider of communications services, from 1991 to 2002, and in various other senior management positions with Verizon and its predecessors prior to that time. Mr. Salerno has served as a director of Associated Capital Group, Inc. since 2017 and Intercontinental Exchange, Inc. since 2002. Mr. Salerno previously served as a director of MSGS from December 2019 to April 2020, National Fuel Gas Company from 2008 to 2013, CBS Corporation from 2007 to 2016, Viacom, Inc. from 1996 to 2017 and FCB Financial Holdings, Inc. from 2010 to 2019.

Key Skills & Experience

In light of Mr. Salerno’s experience as a senior executive and a director of other public companies and his knowledge of the media and entertainment industry, our Board has concluded that Frederic V. Salerno should serve as a director of the Company.

BRIAN G. SWEENEY – Age 56

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Sports Corp. (NYSE: MSGS), MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of MSGS since 2015, AMC Networks since 2011 and MSG Networks since 2010 and previously served as a director of Cablevision from 2005 to 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 65

Class A Director since April 17, 2020

Committee Membership: Compensation

Other Public Company Directorships: MSG Networks Inc. (NYSE: MSGN)

Career Highlights

Mr. Sykes has been the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, including six annual iHeartRadio live events that are broadcast on network television. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes has served as a director of MSG Networks since 2015, he is the founder and has served as a director since 1997 of VH1 Save the Music, and has also served on the boards of Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994, and previously served on the board of Shazam Mobile from 2011 to 2014.

Key Skills & Experience

In light of his approximately 40 years of business and management experience, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of MSG Networks, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

VINCENT TESE – Age 77

Class B Director since April 17, 2020

Committee Membership: Audit

Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Intercontinental Exchange, Inc. (NYSE: ICE), Madison Square Garden Sports Corp. (NYSE: MSGS)

Career Highlights

Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC) from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese has served as Chairman of the board of ICE Clear Credit LLC since 2013, and as a director of AMC Networks since 2016, MSGS since 2015 and Intercontinental Exchange, Inc. since 2004. Mr. Tese also serves as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law since 1990. Mr. Tese previously served as a director of Cablevision from 1996 to 2016, MSG Networks from 2010 to 2015, FCB Financial Holdings, Inc. from 2010 to January 2019 and Mack-Cali Realty Corporation from 1997 to June 2019. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.

Key Skills & Experience

In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSGS, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ISIAH L. THOMAS III – Age 59

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Thomas is the Chairman and Chief Executive Officer of Isiah International, LLC, a holding company with interests in a diversified portfolio of businesses, since 2011. Mr. Thomas currently serves as a Commentator and Analyst for NBA TV, a sports broadcasting channel, since 2014 and Turner Sports, a sports broadcasting channel, since 2012. In June of 2020, Mr. Thomas accepted the role of Vice Chairman and CEO of One World Pharma, Inc., a fully licensed global producer and supplier of raw cannabis and hemp plant ingredients for both medical and industrial uses. He previously served as the President & Alternate Governor of the New York Liberty of the Women’s National Basketball Association from 2015 to February 2019, the Head Basketball Coach at Florida International University, a higher education institution, from 2009 to 2012, the General Manager, President of Basketball Operation and Head Coach of the Knicks, which is owned by MSGS, from 2006 to 2008, the Head Coach of the Indiana Pacers of the NBA from 2000 to 2003, the Owner of the Continental Basketball Association from 1998 to 2000, Minority Owner & Executive Vice President of the Toronto Raptors of the NBA from 1994 to 1998 and point guard for the Detroit Pistons of the NBA from 1981 to 1994. Mr. Thomas has served as a director of Get in Chicago, an organization focused on stopping gun and related violence in Chicago, since 2013 and he is the Founder of Mary’s Court Foundation, a charitable organization established in 2010. Mr. Thomas graduated from Indiana University and received a Master’s degree in Education from the University of California at Berkeley.

Key Skills & Experience

In light of his over 25 years of business and management experience, his knowledge of the sports and entertainment industries, as well as his familiarity with the Company’s business through his previous roles with the Knicks, our Board has concluded that Isiah L. Thomas III should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, appoints our independent registered public accounting firm (the independent auditors) with respect to our operations for each fiscal year. KPMG LLP (“KPMG”) audited our financial statements for the fiscal year ended June 30, 2020, and the Audit Committee has appointed KPMG as our independent registered public accounting firm with respect to our operations for the fiscal year ending June 30, 2021. However, the Audit Committee is currently conducting a review of its independent registered public accounting firm for the fiscal year ending June 30, 2021 and may decide to appoint a different independent registered public accounting firm prior to or after the 2020 annual meeting if it determines that such a change would be in the best interests of the Company and its stockholders.

Unless the Audit Committee appoints a new independent registered public accounting firm, KPMG will audit our financial statements for the fiscal year ending June 30, 2021.

Unless the Audit Committee appoints a new independent registered public accounting firm prior to the annual meeting, representatives of KPMG will participate in the 2020 annual meeting to answer appropriate questions.

We are asking that you ratify the appointment of our independent registered public accounting firm, which is currently KPMG, although your ratification is not required. Even if the selection of the Company’s independent registered public accounting firm is ratified at the 2020 annual meeting, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

If the Audit Committee appoints a new independent registered public accounting firm prior to the 2020 annual meeting, the Company will file supplemental proxy materials disclosing such appointment. The persons named on the proxy card will be authorized to vote your shares on Proposal 2 as you (or your broker) have instructed whether or not the Audit Committee appoints a new independent registered public accounting firm.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees billed for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2020 and June 30, 2019:

	Fiscal Year Ended June 30,
	2020	2019
Audit fees(1)	$3,313,170	—
Audit-related fees(2)	$770,760	$330,600
Tax fees	—	—
All other fees(3)	$1,054,157	—

(1)

Audit fees of the Company in the fiscal year ended June 30, 2020, consisted of fees for services arising from the Company’s consolidated 2020 financial statement audit and the audits of the 2017, 2018 and 2019 carved-out financial statements of the Company from The Madison Square Garden Company pursuant to the Distribution. In 2020, $3,063,170 of the amounts shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under audit-related fees.

(2)

Audit-related fees of the Company in the fiscal years ended June 30, 2020 and 2019, consisted primarily of fees for services relating to certain regulatory filings and contractually-required audits. In 2020 and 2019, $486,580 and $330,600, respectively, of the amounts shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under audit-related fees.

(3)

All other fees of the Company in the fiscal year ended June 30, 2020, consisted primarily of advisory fees for services relating to technology infrastructure. The scope of the services are operational and relate to non-financial and non-risk management policies, processes, systems or controls. In 2020, $1,054,157 of the amounts shown above was paid by MSGS and is also included in the total fees paid to KPMG in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020 under all other fees.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. All of the services for which fees were disclosed and paid by MSGS were pre-approved under the MSGS Audit Committee’s pre-approval policy prior to the Distribution.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has an in-house Internal Audit Department that reports to the Audit Committee and management. This department provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and, with the exception of the year ended June 30, 2020, internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2020, the Audit Committee met with the head of the Internal Audit Department and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2020 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Joseph J. Lhota

Frederic V. Salerno (Chair)

Vincent Tese

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with our strategy. To that end, while evaluating the Company’s compensation program following the Distribution, the Compensation Committee considered the existing program of The Madison Square Garden Company and made compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

The Compensation Committee seeks to align our compensation practices with long-term stockholder interests, and highly values opportunities to dialogue regarding stockholders’ priorities and expectations. We look forward to furthering this dialogue, including to inform the ongoing review of our compensation programs.

Further detail on our compensation program and 2020 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Matthew C. Blank (Chair)

Frederic V. Salerno

John L. Sykes

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2020 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Mark H. FitzPatrick	Executive Vice President and Chief Financial Officer
Philip G. D’Ambrosio	Senior Vice President, Treasurer and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

Effective July 1, 2020, Mr. Scott S. Packman was appointed Executive Vice President and General Counsel and became an executive officer. While the philosophies and compensation structure discussed in this Compensation Discussion & Analysis apply to Mr. Packman’s compensation generally, his compensation is not presented because he was not an employee or executive officer of the Company during the 2020 fiscal year.

The Company, formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of The Madison Square Garden Company. We changed our name to Madison Square Garden Entertainment Corp. (NYSE: MSGE) in connection with the Distribution. Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by The Madison Square Garden Company through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by The Madison Square Garden Company through its MSG Sports Business segment. We refer to the period from July 1, 2019 until April 17, 2020 as the “Pre-Distribution Period.”

EXECUTIVE SUMMARY

Business Overview

Madison Square Garden Entertainment Corp. is a leader in live experiences comprised of iconic venues, marquee entertainment content, popular dining and nightlife venues, and a premier music festival that, together, entertain approximately 12 million guests a year. We manage our business through the following two operating segments:

•

Entertainment, which includes our portfolio of venues: The Garden, Hulu Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, and The Chicago Theatre. In addition, the Company is building a state-of-the-art venue, MSG Sphere, in Las Vegas and plans to build a second MSG Sphere in London, pending necessary approvals. Also included in this segment is the original production, the Christmas Spectacular, as well as the Company’s controlling interest in BCE, the entertainment production company that owns and operates the Boston Calling Music Festival. The Entertainment segment also includes our bookings business.

•

Tao Group Hospitality, which features the Company’s controlling interest in Tao Group Hospitality, a hospitality group with globally-recognized entertainment dining and nightlife brands including: Tao, Marquee, Lavo, Avenue, Beauty & Essex and Cathédrale. Tao Group Hospitality operates 28 entertainment dining and nightlife venues in New York City, Las Vegas, Los Angeles, Chicago, Singapore and Sydney, Australia.

Fiscal Year 2020 Operational Highlights & Impact of the COVID-19 Pandemic on Our Business

Prior to the impact of the coronavirus (“COVID-19”) pandemic, our business was experiencing positive momentum across its operations, including:

•	The Christmas Spectacular celebrated its highest grossing run in its history;

•	Our bookings business was pacing to deliver a record number of events;

•	Tao Group Hospitality was tracking towards generating strong year-over-year growth in adjusted operating income;

•	Construction and content development for MSG Sphere in Las Vegas was moving ahead at full speed; and

•	The Company was making significant progress on a number of important initiatives, resulting in the completion of both the Distribution in April and the $400 million sale of the Forum in May.

As is the case with businesses around the world, the COVID-19 pandemic materially impacted our business operations and financial performance during the final three and a half months of the 2020 fiscal year. As a result of government mandated assembly limitations and closures, since mid-March, events have been prohibited at all of our venues, including The Garden, and virtually all events at our venues have been postponed or cancelled through the date of this proxy statement and will likely be impacted through the remainder of the year. In addition, the 2020 Boston Calling Music Festival, which had been slated for Memorial Day weekend, was cancelled, and although limited operations are resuming to the extent permitted in various locations, virtually all of Tao Group Hospitality’s venues were closed from mid-March through the end of the fiscal year. Despite our strong operational performance through the first eight and a half months of the fiscal year, these restrictions significantly impacted our full-year performance.

In response to the COVID-19 pandemic, we have taken many targeted actions that are expected to allow the Company to navigate these difficult times and continue to pursue key long-term strategic initiatives that will position the Company for future success when we are permitted to resume hosting events at our entertainment venues and full operation of Tao Group Hospitality’s venues. In particular, we have taken the following actions to reduce operating costs and preserve liquidity:

•	We have taken several measures related to the management of our workforce, including effectively furloughing virtually all venue employees and reducing our full-time corporate workforce;

•

Tao Group Hospitality reduced its corporate workforce and eliminated essentially all of its venue line staff and manager positions, with limited numbers of venue employees returning as operations slowly resume;

•

We suspended construction of MSG Sphere due to COVID-19 related factors that were outside of our control, including supply chain issues. As the ongoing effects of the pandemic have continued to impact our business operations, the Company has revised its processes and construction schedule for MSG Sphere, and has resumed work with a lengthened timetable that enables the Company to better preserve cash in the near-term. We remain committed to bringing MSG Sphere to Las Vegas and, based on our new construction schedule, now expect to open MSG Sphere in Las Vegas in calendar year 2023; and

•

We have implemented and are continuing to pursue additional comprehensive cost reduction measures, including renegotiating, reducing, or terminating certain third-party services and deferring or limiting non-essential operating or other discretionary expenses.

The Company remains focused on navigating these unprecedented challenges while protecting the health and well-being of our guests, employees and communities and positioning our business for an accelerated recovery. In addition, we have taken steps to help our employees through these challenging times, such as providing financial support for venue employees when our venues initially closed, and establishing The MSG Relief Fund, which awarded funds to over 1,000 employees in need of assistance.

The COVID-19 pandemic is having and will likely continue to have a significant and negative impact on our operations and financial performance, unlike anything we have encountered before. In this context, the Compensation Committee worked to balance the following considerations in making incentive compensation determinations with respect to the 2020 fiscal year:

•	The Company’s need to maintain dedicated, experienced leadership to help guide the Company through the shutdown of its business operations;

•

The critical importance of retaining the current workforce, who have taken on additional responsibilities in response to the reduction in overall personnel and are essential to ensuring that the Company can make progress on its key strategic initiatives and remain poised to reopen its venues quickly and efficiently when appropriate;

•	The various significant factors impacting the 2020 fiscal year, including the negative direct and severe impact of the COVID-19 pandemic on our business;

•	The Company’s many operating successes and accomplishments related to its strategic initiatives for fiscal year 2020 prior to the impact of COVID-19;
•	Despite the impact of COVID-19, the successful execution of pivotal strategic objectives, including the completion of the Distribution in April 2020 and the sale of the Forum in May 2020; and

•

The significant actions taken by management to cut costs and better preserve cash during this period of uncertainty, as well as to position the Company for success once it can fully resume business operations.

See “Annual Cash Incentives” below for more information.

Stockholder Engagement & Responsiveness

The Compensation Committee seeks to align our compensation practices with long-term stockholder interests, and highly values opportunities to dialogue regarding stockholders’ priorities and expectations. We look forward to furthering this dialogue, including to inform the ongoing review of our compensation programs.

Executive Compensation Program Objectives and Philosophy

The Company is a leader in live experiences comprised of iconic venues, marquee entertainment content, popular dining and nightlife venues, and a premier music festival. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation

A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.

Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Total Company Net Revenue and AOI to be the key measures of its operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive awards and long-term incentive performance equity awards, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units whose value is tied to the performance of the market value of the Company’s Class A Common Stock. Historically, the compensation committee of the board of directors of The Madison Square Garden Company also occasionally granted certain awards in the form of stock options, where appropriate, in order to further align compensation opportunities with its strategic vision and focus on growth and support the goal of generating long-term stockholder value.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long- Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

2020 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the 2020 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman and Chief Executive Officer Pay Mix(1)(2)	Average NEO Pay Mix(1)(3) (excluding Executive Chairman and Chief Executive Officer)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement in effect as of the year ended June 30, 2020.

(2)	Total does not equal 100% due to rounding.

(3)	Excludes compensation of the Executive Vice President and General Counsel who was hired effective July 1, 2020, and was not an NEO for the 2020 fiscal year.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices

✓	Substantial proportion of compensation is at risk (92% for the Executive Chairman and Chief Executive Officer and 70% on average for the other NEOs)

✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals

✓	Stockholder feedback considered in Compensation Committee review of compensation program

✓	Anti-hedging/pledging

✓	No excise tax gross-up provisions

✓	Review of tally sheets for each NEO by Compensation Committee at least annually

✓	Fully independent Compensation Committee oversight of compensation decisions

✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee (or, as described below, by the compensation committee of the board of directors of The Madison Square Garden Company prior to the Distribution) during the fiscal year ended June 30, 2020. As discussed in greater detail below under “Executive Compensation Tables — Employment Agreements,” much of the NEOs’ compensation for the year ended June 30, 2020 is covered by employment agreements which were entered into prior to the Distribution and approved by The Madison Square Garden Company compensation committee. Employment agreements for Messrs. D’Ambrosio and Yospe were assigned to the Company effective as of the

Distribution Date. The employment agreement with each of Messrs. Dolan and Lustgarten was entered into by the Company prior to, and became effective upon, the Distribution. The Company entered into a new employment agreement with Mr. FitzPatrick effective as of April 17, 2020. In addition, the Company entered into an employment agreement with Mr. Packman, effective July 1, 2020, but Mr. Packman is not an NEO for fiscal year 2020 because his employment with the Company began in fiscal year 2021.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our equity-based compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.” Prior to the Distribution, the compensation committee of The Madison Square Garden Company was responsible for these functions.

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The independent compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

With respect to compensation matters for the fiscal year ended June 30, 2020, the services provided by the independent compensation consultant to the Compensation Committee (or, to the extent such services were provided prior to the Distribution, to the compensation committee of The Madison Square Garden Company) included:

•	Attending all Compensation Committee meetings;

•	Providing information, research, and analysis pertaining to our executive compensation program for the 2020 fiscal year;

•	Regularly updating the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisting the Compensation Committee in making pay determinations for the executive officers;

•

Assisting the Compensation Committee in making compensation decisions in connection with the entry into new employment agreements with the: (i) Executive Chairman and Chief Executive Officer; (ii) President; (iii) Executive Vice President and Chief Financial Officer; (iv) Senior Vice President, Controller and Principal Accounting Officer and (v) Executive Vice President and General Counsel;

•	Advising on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducting a compensation risk assessment;

•	Advised on compensation matters in connection with the Distribution;

•	Providing advice and recommendations that incorporate both market data and Company-specific factors; and

•	Assisting the Compensation Committee in connection with its review of non-management director compensation.

During the 2020 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2020, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2020. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant and independent legal counsel, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the

Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the compensation committee of The Madison Square Garden Company historically based the performance objectives for incentive compensation on the total company net revenues and AOI of The Madison Square Garden Company and its business segments. As discussed in more detail below, for certain performance-based incentive compensation covering fiscal year 2020 performance, the total company net revenues and AOI measured the performance of both MSGS and the Company for the period following the Distribution. The Company considers these performance objectives to be key measures of the Company’s operating performance, and currently expects to follow this practice in the future.

The Company defines “Total Company Net Revenue” as total revenue for all business units other than specified divisions where contribution is the measure used, in which cases Total Company Net Revenue includes the contribution of those units. Contribution is revenue less event-related expenses. In those instances, management believes it serves as a more meaningful measure of revenue.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) adjustments to remove the impact of non-cash straight-line leasing revenue associated with the arena license agreements with MSG Sports (the “Arena License Agreements”), (ii) depreciation, amortization and impairments of property and equipment, goodwill and other intangible assets, (iii) amortization for capitalized cloud computing arrangement costs, (iv) share-based compensation expense or benefit,

(v) restructuring charges or credits, and (vi) gains or losses on sales or dispositions of businesses and associated settlements. In addition to excluding the impact of the items discussed above, the impact of purchase accounting adjustments related to business acquisitions is also excluded in evaluating the Company’s consolidated and combined adjusted operating income (loss). “Business Unit AOI” is based upon the AOI of the business segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments. The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2020, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the review of total compensation for the fiscal year ended June 30, 2020 by the compensation committee of The Madison Square Garden Company during the Pre-Distribution Period, the independent compensation consultant assisted The Madison Square Garden Company compensation committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Madison Square Garden Company compensation committee, in consultation with the independent compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2020, the compensation committee of The Madison Square Garden Company, in consultation with the independent compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data listed above, the compensation committee of The Madison Square Garden Company considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2020: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The

Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. For the fiscal year ended June 30, 2020, the compensation committee of The Madison Square Garden Company conducted this standard review during the Pre-Distribution Period, as well as a review of compensation in connection with the Distribution. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by each of MSGS and MSG Networks as its Executive Chairman, and Mr. Lustgarten is also employed by MSGS as its President and Chief Executive Officer. Messrs. Dolan and Lustgarten receive separate compensation from MSGS and, in the case of Mr. Dolan, MSG Networks, with respect to such employment. While the Compensation Committee is aware that Messrs. Dolan and Lustgarten also receive compensation for services rendered to MSGS or MSG Networks, as applicable, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company. The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. For more information regarding the respective compensation of Messrs. Dolan and Lustgarten by MSGS, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020, and, with respect to Mr. Dolan, by MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 21, 2020.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for the NEOs were set by The Madison Square Garden Company compensation committee in connection with the Distribution during the Pre-Distribution Period and are set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries for each of Messrs. Dolan, Lustgarten, FitzPatrick, D’Ambrosio and Yospe as of the end of the fiscal year ended June 30, 2020 pursuant to their employment agreements with the Company were as follows: $600,000, $800,000, $800,000, $575,000, and $550,000, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries, and actual amounts paid by the Company during the Company’s fiscal year. The compensation committee of The Madison Square Garden Company determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives earned for performance in the 2020 fiscal year were determined by performance against goals established by The Madison Square Garden Company prior to the Distribution under the Management Performance Incentive Plan (“MPIP”). Under the MPIP, eligible members of management were provided an opportunity to earn an annual cash award. The size of the bonus pool was based on performance measures tied to The Madison Square Garden Company’s total company net revenues and company AOI targets for the 2020 fiscal year as well as certain pre-determined strategic objectives. As a result of the Distribution, the financial performance for the fiscal year ended June 30, 2020 was evaluated based on the financial performance of The Madison Square Garden Company during the Pre-Distribution Period plus the combined financial performance of the Company and MSGS for the Post-Distribution Period (the “consolidated financial performance”).

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

MPIP awards to all eligible employees were conditioned upon the satisfaction of predetermined financial and strategic objectives. For the 2020 fiscal year, the Company applied a business function-specific weighting system, with the weighting between financial and strategic objectives for each business function depending on the specific challenges and desired focus of that function. Prior to the Distribution, The Madison Square Garden Company had 12 business functions, including Ticketing, Marketing Partnerships, Venue Operations and Corporate, with a varied range of strategic weighting determined by The Madison Square Garden Company compensation committee, depending on the particular business function. To reflect The Madison Square Garden Company’s robust long-term goals for transformative strategic growth and development, including initiatives such as the Distribution and development of MSG Spheres, the financial and strategic objectives for the Corporate function (including our NEOs) were each weighted 50%.

MPIP results were calculated based on performance achievement against these predetermined goals, as discussed below for our Corporate function.

As discussed in “Performance Targets & Achievement Levels” below, as a result of the level of achievement of the adjusted Corporate financial and strategic objectives, the payout level of the annual cash incentives was calculated at 115.3% of the target level. However, the Compensation Committee, in consultation with the independent compensation consultant and in light of the impacts of COVID-19, then exercised negative discretion and determined to payout the annual cash incentives at target for the 2020 fiscal year.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year. For the fiscal years beginning after June 30, 2020, the

Compensation Committee intends to review the target annual incentive award levels of the NEOs at least annually, subject to the minimum target annual incentive award level set forth in each employment agreement between the Company and each of the NEOs. See “Executive Compensation Tables — Employment Agreements” below.

For the year ended June 30, 2020, the Company will reimburse MSGS for a portion of Messrs. Dolan and Lustgarten’s annual incentive awards, and MSGS will reimburse the Company for a portion of Messrs. Yospe and D’Ambrosio’s annual incentive awards relating to such Pre-Distribution Period. Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the NEOs.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2020 fiscal year annual incentive payouts, as determined by the Compensation Committee. The annual incentive payouts are described in more detail below.

Name	2020 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)	Calculated 2020 Fiscal Year MPIP as a % of Target	Actual 2020 Fiscal Year MPIP as a % of Target(1)	Actual 2020 Fiscal Year Annual Incentive Award(2)
James L. Dolan	$600,000	200%	400%	115.3%	100%	$1,200,000
Andrew Lustgarten	$800,000	200%	400%	115.3%	100%	$1,600,000
Mark H. FitzPatrick(3)	$800,000	—	—	—	—	—
Philip G. D’Ambrosio	$575,000	75%	150%	115.3%	100%	$431,250
Joseph F. Yospe	$550,000	50%	100%	115.3%	100%	$275,000

(1)

As discussed below under “Performance Targets & Achievement Levels,” the Compensation Committee exercised negative discretion and determined to pay annual cash incentives at target for the 2020 fiscal year.

(2)

With respect to Messrs. Dolan and Lustgarten, these amounts exclude the portion of the MSGS annual incentive award for which the Company will reimburse MSGS in respect of amounts accrued as of the Distribution Date, which amounts are reported in MSGS’s Definitive Proxy Statement filed with the SEC on October 27, 2020. With respect to Messrs. D’Ambrosio and Yospe, these amounts include the portion of the Company annual incentive award for which MSGS will reimburse the Company in respect of amounts accrued as of the Distribution Date.

(3)

Due to the timing of Mr. FitzPatrick’s commencement of employment with the Company, he was not eligible for an annual cash incentive award for the fiscal year ended June 30, 2020. Pursuant to the terms of his employment agreement, he was provided a one-time special cash award in the amount of $250,000.

Performance Targets & Achievement Levels

The COVID-19 pandemic is having and will likely continue to have a significant and negative impact on our operations and financial performance, unlike anything we have encountered before. In this context, the Compensation Committee worked to balance the following considerations in making compensation determinations with respect to the 2020 fiscal year:

•	The Company’s need to maintain dedicated, experienced leadership to help guide the Company through the shutdown of its business operations;

•

The critical importance of retaining the current workforce, who have taken on additional responsibility in response to the reduction in overall personnel and are essential to ensuring that the Company can make progress on its key strategic initiatives and remain poised to reopen its venues for events quickly and efficiently when appropriate;

•	The various significant factors impacting the 2020 fiscal year, including the negative direct and severe impact of the COVID-19 pandemic on our business;

•	Positive recognition of the Company’s many operating successes and accomplishments related to our strategic initiatives during fiscal year 2020 prior to the impact of COVID-19;

•	Despite the impact of COVID-19, the successful execution of pivotal strategic objectives, including the completion of the
Distribution in April 2020 and the sale of the Forum in May 2020; and

•

The significant actions taken by management to cut costs and better preserve cash during this period of uncertainty, as well as to position the Company for success once it can fully resume business operations.

Financial Component (50%): For the fiscal year ended June 30, 2020, the MPIP financial performance objectives included rigorous total company net revenue and company AOI targets, with potential payouts under this component ranging from 0-200% of target. As a result of the Distribution, the financial performance for the fiscal year ended June 30, 2020 was evaluated based on consolidated financial performance.

The financial component of MPIP was determined based on the extent to which the consolidated financial performance exceeded or missed the predetermined targets. The MPIP permits certain adjustments, including adjustments to account for extraordinary circumstances, when evaluating the financial performance against the pre-determined objectives. In light of the unprecedented nature of the COVID-19 pandemic, the Compensation Committee, in consultation with the independent compensation consultant, approved certain financial adjustments as well as adjustments that take into account the impact of COVID-19. The impact of such adjustments was to represent the actual financial results for the year, independent of the identifiable impacts of COVID-19 starting in mid-March.

As a result, the measurement of the predetermined targets for the 2020 fiscal year provided the following calculated results:

Financial Metrics (Weighting)	2020 Fiscal Year Calculated Result
Total Company Net Revenue (40%)	88.0% of target
Company AOI (60%)	96.4% of target

Based on the performance against these pre-determined financial performance objectives,

the calculated result of the financial component of the MPIP was 93.1%.

Strategic Component (50%): For the fiscal year ended June 30, 2020, the MPIP also included a performance component that measured achievement against relevant strategic goals, objectives and metrics specified at the beginning of the fiscal year. These goals, objectives and metrics are reviewed and approved by the Compensation Committee at the beginning of each year. For the fiscal year ended June 30, 2020, the strategic goals were approved by the compensation committee of The Madison Square Garden Company during the Pre-Distribution Period.

Goal Setting Process: Each year, specific goals are established for each business function. These goals are intended to align with the Company’s broad strategic initiatives and are subdivided into discrete objectives, which are further cascaded down into specific, measurable metrics that are used to enumerate year-end achievement. As part of this process, each goal of a specific business function is assigned a weight, and at the end of the fiscal year the level of achievement of each goal by the business function is evaluated on a four-point scale.

2020 Fiscal Year Corporate Goals & Achievement: In the 2020 fiscal year, the Corporate function’s strategic component focused on numerous core strategies aimed at promoting the initiatives of the consolidated company prior to the Distribution, which were supported by more than 100 individualized and measurable metrics and tactics. These goals, objectives and metrics, and the measurement of achievement against them, focused on MSG Sphere, the Distribution, strategic investments and divestitures, business initiatives that promote efficiency and future growth, workforce retention, and enhancing the customer experience.

The strategic component for NEO payouts was calculated based on the extent to which Corporate-specific objectives and metrics were achieved or missed in the fiscal year. The strategic objectives were not adjusted to account for the impact of the COVID-19 pandemic.

Based on the performance against these predetermined Corporate objectives, the Compensation Committee determined the payout result of the strategic component of the MPIP was achieved at 137.5% of target.

Annual Cash Incentive Payout: As a result of the level of achievement of the Corporate financial (93.1%) and strategic (137.5%) objectives, as discussed above, the payout level of the annual cash incentives was calculated at 115.3% of the target level.

However, the Compensation Committee, in consultation with the independent compensation consultant, then exercised negative discretion and determined to adjust the payout level downward and award the annual cash incentives at target for the 2020 fiscal year.

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2020, the compensation committee of The Madison Square Garden Company determined to award long-term incentives comprised of performance stock units and restricted stock units.

The compensation committees of The Madison Square Garden Company and the Company each believe this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2020 fiscal year standard annual long-term incentive awards to our NEOs:

Element	Weighting		Summary

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Performance Stock Units	50%	✓	Performance is measured by Total Company Net Revenue and Business Unit AOI, which are equally weighted and considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest after three years based on financial performance measured in the final year of the three-year period

Additional information regarding long-term incentive awards granted to NEOs during the 2020 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The compensation committee of The Madison Square Garden Company approved awards of MSGS restricted stock units to the NEOs during the Pre-Distribution Period pursuant to its 2015 Employee Stock Plan. For more information on the grants of MSGS restricted stock units made during the Pre-Distribution Period, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

In connection with the Distribution, for every restricted stock unit of MSGS that was held on April 13, 2020 (the “Distribution Record Date”), one restricted stock unit of the Company was issued with the same vesting terms. The one-for-one distribution ratio is consistent with treatment of MSGS stockholders’ MSGS Class A or Class B common stock held on the Distribution Record Date.

In connection with the Distribution, eligible NEOs received the following restricted stock units of the Company, pursuant to our 2020 Employee Stock Plan (the “Employee Stock

Plan”), in respect of MSGS awards granted in August 2019, in addition to certain mid-year grants granted in May 2020 (as described below):

Name	Restricted Stock Units	Grant Value(1)
James L. Dolan	16,197	$1,152,947
Andrew Lustgarten(2)	6,056	$433,262
Mark H. FitzPatrick(3)	—	—
Philip G. D’Ambrosio	1,440	$102,503
Joseph F. Yospe(4)	955	$68,401

(1)

MSGS initially determined the number of MSGS restricted stock units to grant to each eligible NEO by dividing the target grant value by the 20-trading day average MSGS stock price ending on the day before the date of grant. The grant date value shown in the table for the Company restricted stock units issued in respect of outstanding MSGS restricted stock units reflects the Company’s pro rata portion of the grant date value of the original MSGS award granted in August 2019, calculated in accordance with FASB ASC Topic 718, based on the stock price of the Company’s and MSGS’s Class A Common Stock on the Distribution Date.

(2)

In addition to Company restricted stock units issued in respect of outstanding MSGS restricted stock units issued as standard grants during the 2020 fiscal year, this amount includes 657 units ($48,947) granted in May 2020 to reflect, on a pro rata basis, a new target long-term incentive opportunity in connection with Mr. Lustgarten’s entry into a new employment agreement with the Company which was effective and contingent upon the Distribution.

(3)

Mr. FitzPatrick did not hold any MSGS restricted stock units on the Distribution Record Date and therefore did not receive any Company restricted stock units in connection with the Distribution. In addition, due to the timing of Mr. FitzPatrick’s date of employment, he was not eligible for any grant of restricted stock units for the 2020 fiscal year.

(4)

In addition to Company restricted stock units issued in respect of outstanding MSGS restricted stock units issued as standard grants during the 2020 fiscal year, this amount includes 127 units ($9,462) granted in May 2020 to reflect, on a pro rata basis, a new target long-term incentive opportunity in connection with Mr. Yospe’s entry into a new employment agreement in January 2020.

Standard restricted stock units vest ratably over three years on September 15th of each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion or new-hire typically vest on the same timeframe as standard restricted stock units granted that fiscal year.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results.

Under The Madison Square Garden Company executive compensation program for the fiscal year ended June 30, 2020, performance stock units of MSGS were granted to executive officers and certain other members of management pursuant to its 2015 Employee Stock Plan. In connection with the Distribution, for every performance stock unit of MSGS that was held on the Distribution Record Date, one performance stock unit of the Company was issued with the same vesting period pursuant to the Employee Stock Plan. The one-for-one distribution ratio is consistent with treatment of MSGS stockholders’ MSGS Class A or Class B common stock held on the Distribution Record Date.

2020 Fiscal Year Grants

During the Pre-Distribution Period in the fiscal year ended June 30, 2020, the compensation committee of The Madison Square Garden Company approved awards of performance stock units to the NEOs for the 2020-2022 fiscal year period. For more information on the grants of MSGS performance stock units made by The Madison Square Garden Company during the

Pre-Distribution Period, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020. In connection with the Distribution, NEOs received the following performance stock units of the Company in respect of MSGS awards granted in August 2019 for the 2020-2022 period, in addition to certain mid-year grants granted in May 2020 (as described below):

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
James L. Dolan	16,197	$1,152,947
Andrew Lustgarten(2)	6,056	$433,262
Mark H. FitzPatrick(3)	—	—
Philip G. D’Ambrosio	1,440	$102,503
Joseph F. Yospe(4)	955	$68,401

(1)

MSGS initially determined the number of MSGS performance stock units to grant to each eligible NEO by dividing the target grant value by the 20-trading day average MSGS stock price ending on the day before the date of grant. The grant date value shown in the table for the Company performance stock units issued in respect of outstanding MSGS performance stock units reflects the Company’s pro rata portion of the grant date value of the original MSGS award granted in August 2019, calculated in accordance with FASB ASC Topic 718, based on the stock price of the Company’s and MSGS’s Class A Common Stock on the Distribution Date.

(2)

In addition to Company performance stock units issued in respect of outstanding MSGS performance stock units issued as standard grants during the 2020 fiscal year, this amount includes 657 units ($48,947) granted in May 2020 to reflect, on a pro rata basis, a new target long-term incentive opportunity in connection with Mr. Lustgarten’s entry into a new employment agreement with the Company which was effective and contingent upon the Distribution.

(3)

Mr. FitzPatrick did not hold any MSGS performance stock units on the Distribution Record Date and therefore did not receive any Company performance stock units in connection with the Distribution. In addition, due to the timing of Mr. FitzPatrick’s commencement of employment, he was not eligible for any grant of performance stock units for the 2020 fiscal year.

(4)

In addition to Company performance stock units issued in respect of outstanding MSGS performance stock units issued as standard grants during the 2020 fiscal year, this amount includes 127 units ($9,462) granted in May 2020 to reflect, on a pro rata basis, a new target long-term incentive opportunity in connection with Mr. Yospe’s entry into a new employment agreement in January 2020.

Standard performance stock units are structured to be settled upon the later of September 15th following a three-year period and the date of certification of achievement against pre-determined performance goals measured in the final year of such three-year period. Mid-year grants in respect of an out-of-cycle promotion or new-hire typically settle on the same timeframe as standard performance stock units granted that fiscal year.

Target Setting

For the 2020 fiscal year MSGS performance stock units granted in August 2019 for the 2020-2022 fiscal year period, the compensation committee of The Madison Square Garden Company established certain financial metrics to be measured in the final fiscal year of the vesting period. In September 2020, the 2020 MSGS performance stock units and the performance stock units of the Company issued in respect of these MSGS awards were amended by the applicable compensation committee to reflect goals specific to each company following the Distribution. The original performance goals of total company net revenue and business unit AOI were established at the time of grant by The Madison Square Garden Company compensation committee, and were based on The Madison Square Garden Company’s then-existing five-year strategic plan. The five-year strategic plan represented the combined businesses, including the sports businesses that are not part of the Company following the Distribution. Our Compensation Committee selected Total Company Net Revenue and Business Unit AOI as the two financial metrics for the amended performance goals, which reflect the Company’s current five-year plan adopted following the Distribution including the impact of the COVID-19 pandemic. The Company’s five-year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable. The Company intends to disclose the Total Company Net Revenue and Business Unit AOI payout results as a percentage of target as well as the resulting payout for the 2020 fiscal year performance stock units as a percentage of target measured in the last year of the three-year period.

While the Compensation Committee is aware that the NEOs also hold MSGS performance stock units for services rendered to MSGS, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company. For more information on the metrics established for the MSGS awards, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

Financial Metrics (Weighting)	Threshold Performance	Maximum Performance
Total Company Net Revenue (50%)	85% of target goal	115% of target goal
Business Unit AOI (50%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement terms (as applicable). At the threshold performance level, the award would vest at 90% of the target performance stock units, and at or above the maximum performance level, the award would vest at 110% of the target performance stock units. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units would vest if the

Company fails to achieve both threshold levels of performance.

2018 Fiscal Year Performance Stock Unit Awards

The MSGS performance stock units granted by The Madison Square Garden Company during the 2018 fiscal year (the “2018 fiscal year performance stock units”) were subject to The Madison Square Garden Company’s total company net revenue and business unit AOI performance objectives, weighted at 50% each, measured over a July 1, 2019 through June 30, 2020 performance period. The performance stock units of the Company that were issued at the time of the Distribution in respect of such MSGS 2018 fiscal year performance stock units are subject to the same performance objectives. In connection with the Distribution, achievement of the performance objectives for both the MSGS 2018 fiscal year performance stock units and the Company 2018 fiscal year performance stock units is evaluated based on consolidated financial performance. The target and level of achievement for each performance objective was adjusted in accordance with the terms of the awards as required pursuant to the terms of Section 162(m) (which is still applicable to these awards because they were granted prior to November 2017). The adjustment formulas were approved by the compensation committee of The Madison Square Garden Company at the time of grant, including mandated adjustments for “acts of God” such as COVID-19. Giving effect to the required adjustments, in August 2020, the Compensation Committee certified the consolidated financial performance of the Company against the previously determined The Madison Square Garden Company total company net revenue and business unit AOI as a percentage of target performance at 100.4% and 99.5%, respectively, with a resulting payout for the Company 2018 fiscal year performance stock units of 99.9% of target. The Company 2018 fiscal year performance stock units were settled in August 2020. For more information on the MSGS 2018 fiscal year performance stock units, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

MSGS 2019 Fiscal Year Performance Alignment Awards

As previously disclosed, on June 18, 2020, MSGS entered into an agreement to settle an action (the “Settlement”) filed by a purported stockholder of MSGS derivatively on behalf of MSGS against certain directors of MSGS who are members of the Dolan family and against the directors of MSGS who were members of the compensation committee of the board of directors of MSGS (collectively, the “Director Defendants”), alleging certain breaches of fiduciary duties in approving the 2016 and 2018 MSGS compensation packages for Mr. Dolan. While not a party to the lawsuit, the Company also entered into the Settlement because it will eliminate the distraction, burden, delay and expense of further litigation involving the claims to be released in the Settlement and will permit the operation of the Company without further distraction to and diversion of its directors and executives with respect to the action, or similar claims, especially as the Company focuses on operating as a standalone public company and on significant strategic initiatives. The parties agreed that the Settlement is not a presumption, concession, or admission by any of the parties of any fault, liability, or wrongdoing, or of any infirmity or weakness of any claim or defense. The court approved the Settlement on September 8, 2020. As a result, Mr. Dolan voluntarily relinquished a one-time equity award granted to Mr. Dolan by MSGS in October 2018 pursuant to his MSGS 2018 employment agreement, and the related award agreements were canceled. The one-time award included: 32,471 target performance stock units granted by MSGS in October 2018 (the “MSGS Performance Alignment PSU Grant”) with a grant date fair value of $10 million, and the performance stock units issued by the Company upon the Distribution in connection with such award (the “Company Performance Alignment PSU Grant”), and three grants of stock options, each with a grant date fair value of $10 million, which were to vest over a four-year period and which were priced at a substantial premium (the “MSGS Performance Alignment Option Grants”) granted by MSGS in October 2018, and the options issued by the Company upon the Distribution in connection with such award (the “Company Performance Alignment Option Grants”). The original grant of the one-time award is still reflected in the Summary Compensation Table for the 2019 fiscal year, the Outstanding Equity Awards at June 30, 2020 Table, and the footnotes to the Termination and Severance Tables, even though it has since been relinquished as part of the Settlement.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families and any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2020, annual restricted stock unit awards vest ratably over three years and annual performance stock unit awards cliff-vest after three years to the extent that pre-determined financial performance targets measured in the last year of the three-year period are achieved, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Mr. Lustgarten does not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he receives such benefits from MSGS.

Defined Benefit Plans

The Company sponsors the MSG Entertainment Group, LLC Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, which was retained by the

Company in the Distribution, for participating employees, including certain executive officers. Under the MSG Entertainment Group, LLC Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a nonqualified deferred compensation plan retained by the Company following the Distribution, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

The Company sponsors the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. The Savings Plan is a multiple employer plan to which both MSGS and MSG Networks also contribute as participating employers. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax basis by participating employees and (b) a discretionary non-elective contribution by the Company.

In addition, the Company offers the MSG Entertainment Group, LLC Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan that was retained by the Company following the Distribution, to employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2020 in respect of the NEOs under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

MSG Cares Charitable Matching Gift Program

Beginning with the 2020 fiscal year, our employees, including our NEOs, are eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company will match charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice, in an aggregate amount of up to $1,000 per employee for each fiscal year.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Messrs. Dolan and Lustgarten have regular access to cars and drivers, which each is permitted to use for personal use in addition to business purposes. For Mr. Dolan, the Company, MSG Networks and MSGS share these costs equally. For Mr. Lustgarten, half of such costs were reimbursed by MSGS. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ended June 30, 2020, the Company owned its own airplane, and also had access to various aircraft through arrangements with various Dolan family entities. Messrs. Dolan and Lustgarten have been permitted to use the Company’s aircraft (including aircraft to which the Company has access through various dry lease agreements) for personal use. Mr. Dolan is not required to reimburse the Company for personal use of the Company-owned aircraft. Additionally, Messrs. Dolan and Lustgarten have access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and they are not required to reimburse the Company for such use. The

Company, MSG Networks and MSGS have agreed to share the costs of Mr. Dolan’s personal aircraft and helicopter use equally. The Company and MSGS have agreed to share the costs of Mr. Lustgarten’s personal helicopter use equally. See “Transactions with Related Parties — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in the Company’s executive security program. The Company, MSG Networks and MSGS have agreed to share the costs of such participation in their security program equally. See “Transactions with Related Parties — Relationship Between Us, MSGS, MSG Networks and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), will receive access to tickets to events at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Our NEOs may also make incidental use from time to time of certain amenities made available through Company resources, such as food and beverage at the Company’s nightlife, dining and entertainment venues.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) generally limits the amount that a publicly held corporation may deduct for compensation paid to certain executive officers in a taxable year to $1 million. This limitation historically did not apply to any compensation that was “qualified performance-based compensation” under Section 162(m).

Pursuant to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, Section 162(m) was modified to remove the “qualified performance-based compensation” exception, unless such compensation qualifies for transition relief afforded to certain binding arrangements in effect on November 2, 2017 that have not been modified in any material respect on or after such date. Accordingly, compensation (including performance-based compensation) paid to covered executive officers in excess of $1 million in fiscal year 2019 and subsequent calendar years generally will not be deductible unless it qualifies for transition relief. The Compensation Committee continues to consider the tax consequences when determining named executive officer compensation, including in light of the changes to Section 162(m). The Compensation Committee sets named executive officer compensation in accordance with our compensation philosophy and believes that attracting, retaining and motivating our employees with a compensation program that supports long-term value creation is in the best interests of our stockholders.

AWARDS ISSUED IN CONNECTION WITH THE DISTRIBUTION

Stock Options

In connection with the Distribution, one stock option of the Company was issued in respect of each outstanding MSGS stock option held on the Distribution Record Date. The one-for-one distribution ratio is consistent with treatment of MSGS stockholders’ MSGS Class A or Class B common stock held on the Distribution Record Date. On the Distribution Record Date, only Messrs. Dolan and Lustgarten held MSGS stock options, and pursuant to the Settlement, Mr. Dolan has voluntarily relinquished all MSGS and MSGE stock options he held on the Distribution Record Date. See “— MSGS 2019 Performance Alignment Awards” for more information. Options issued with respect to our Class A Common Stock were issued under the Employee Stock Plan. The existing exercise price was allocated between the existing MSGS stock options and the new Company stock options based upon the volume-weighted average prices of our Class A Common Stock and MSGS Class A common stock over the ten trading days immediately following the Distribution as reported by Bloomberg Business, and the underlying share count took into account the one-for-one distribution ratio. The terms of each employee’s applicable MSGS option award agreement are substantially similar to the terms of the Company’s award agreement, which governs our options.

Restricted Stock Units and Performance Stock Units

In connection with the Distribution, each holder of an MSGS restricted stock unit received one Company restricted stock unit in respect of every one MSGS restricted stock unit held on the Distribution Record Date and continues to be entitled to a share of MSGS Class A common Stock (or cash or other property) for each MSGS restricted stock unit in accordance with the MSGS award agreement. Additionally, each holder of an MSGS performance stock unit received one Company performance stock unit in respect of every one MSGS performance stock unit held on the Distribution Record Date and continues to be entitled to a share of MSGS Class A common stock (or cash or other property) for each MSGS performance stock unit in accordance with the

MSGS award agreement. The one-for-one distribution ratio is consistent with the treatment of MSGS stockholders’ MSGS Class A or Class B common stock on the Distribution Date.

The MSGS performance stock units and Company performance stock units that have a performance period ending in 2020 were subject to the same performance conditions as were established by The Madison Square Garden Company at the time of grant. In connection with the Distribution, achievement of the performance objectives for both the MSGS performance stock units and Company performance stock units that have a performance period ending in 2020 was evaluated based on consolidated financial performance. See “Elements of Our Compensation Program — Long-Term Incentives — 2018 Fiscal Year Performance Stock Unit Awards” for more information. The performance conditions applicable to MSGS performance stock units and Company performance stock units that have a performance period ending in 2021 or 2022 were also amended by the applicable compensation committee to reflect performance conditions specific to each company following the Distribution. At the conclusion of the performance period, the Company’s final payout multiplier (representing a percentage of the target award opportunity), as determined based on the Company’s performance against the pre-approved performance metrics for those awards, will be applied to both the MSGS and Company performance stock units held by Company employees. For individuals employed by both companies, the payout multiplier will be determined based on the performance of the Company and MSGS, with the performance for each company blended as a weighted average based on the shared executive’s total direct compensation allocation between the Company and MSGS at the time of the Distribution, and applied to both the MSGS and Company performance stock units held by the applicable dual-employee.

Our restricted stock units and performance stock units were issued under our Employee Stock Plan and are subject to the same conditions and restrictions as the MSGS awards except as described above. The restricted stock units and performance stock units that we issued in respect of outstanding MSGS awards are affected by a change in control or going private transaction of the Company or MSGS, as set forth in the terms of the award agreement.

With respect to outstanding equity awards, the Company and MSGS are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements. With respect to all outstanding MSGS awards (and Company awards issued in connection with such awards) holders of such awards will continue to vest so long as they remain employed by the Company, MSGS or affiliates of either entity, provided that an employee who moves between the Company or one of its subsidiaries, on the one hand, and MSGS or one of its subsidiaries, on the other hand, at a time when the two entities are no longer affiliates will not continue to vest in such awards and such change will constitute a termination of employment for purposes of the award agreement.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Matthew C. Blank (Chair)

Frederic V. Salerno

John L. Sykes

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

COMPENSATION DISCLOSURE CONSIDERATIONS RELATED TO THE SEPARATION OF THE COMPANY AND MSGS

The Company, formerly named MSG Entertainment Spinco, Inc., was incorporated on November 21, 2019 as a direct, wholly-owned subsidiary of The Madison Square Garden Company. We changed our name to Madison Square Garden Entertainment Corp. (NYSE: MSGE) in connection with the Distribution. Pursuant to the Distribution, the Company acquired the entertainment businesses previously owned and operated by The Madison Square Garden Company through its MSG Entertainment Business segment, and the sports booking business previously owned and operated by The Madison Square Garden Company through its MSG Sports Business segment. We refer to the period from July 1, 2019 until April 17, 2020 as the “Pre-Distribution Period.”

•

Compensation for the years ended June 30, 2019 and June 30, 2018: The information for the years ended June 30, 2019 and June 30, 2018 is historical compensation paid by The Madison Square Garden Company and, for those NEOs who are also named executive officers of MSGS, is also separately disclosed in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020.

•

Compensation for the year ended June 30, 2020: To avoid double-counting, certain compensation for the year ended June 30, 2020 (primarily related to the Pre-Distribution Period) is not presented in the Executive Compensation Tables. That compensation is separately disclosed in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020. In the event that compensation is not presented in the Executive Compensation Tables because it is separately disclosed in the MSGS Proxy Statement, it is noted in the relevant footnote to the applicable Executive Compensation Table.

•

Post-Distribution Period: Following the Distribution through June 30, 2020 (the “Post-Distribution Period”), Messrs. Dolan and Lustgarten served and continue to serve as officers and employees of each of the Company and MSGS. The compensation of Messrs. Dolan and Lustgarten related to their employment by MSGS during the Post-Distribution Period is not reflected herein (for more information regarding the compensation of Messrs. Dolan and Lustgarten by MSGS during the Post-Distribution Period, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020).

All of the information set forth in this proxy statement relating to The Madison Square Garden Company and/or MSGS compensation amounts and benefits has been provided by MSGS or has otherwise been obtained from The Madison Square Garden Company and/or MSGS’s public filings with the SEC.

Effective July 1, 2020, Mr. Scott S. Packman was appointed Executive Vice President and General Counsel and became an executive officer. Mr. Packman’s compensation is not reflected herein because he was not an employee or executive officer during the 2020 fiscal year.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our

NEOs for the fiscal years ended June 30, 2020, 2019, and 2018, respectively.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
James L. Dolan	2020		115,385	—	2,305,894		—		1,439,167	—	94,683	3,955,129
Executive Chairman and Chief Executive Officer	2019	(8)	1,000,000	—	19,862,423	(9)	30,000,102	(9)	2,550,800	7,471	695,695	54,116,491	(9)
	2018	(8)	1,000,000	—	7,383,578		—		2,600,000	6,427	601,235	11,591,240
Andrew Lustgarten President	2020		153,846	—	866,524		—		2,268,260	86	31,862	3,320,578
	2019	(8)	1,423,077	—	2,982,488		—		3,629,985	92	496,922	8,532,564
	2018	(8)	914,423	—	1,436,517		5,000,000		1,783,125	3,040	112,908	9,250,013
Mark H. FitzPatrick(10) Executive Vice President and Chief Financial Officer	2020		156,923	250,000	—		—		—	—	4,018	410,941

Philip G. D’Ambrosio Senior Vice President, Treasurer and Secretary(11)	2020		110,577	—	205,006		—		295,930	—	235	611,748
	2019	(8)	568,476	—	792,778		—		543,776	—	33,200	1,938,230

Joseph F. Yospe	2020		105,769	—	136,802		—		188,709	5,306	4,413	440,999
Senior Vice President, Controller and Principal Accounting Officer	2019	(8)	531,950	—	457,294		—		305,302	5,723	30,286	1,330,555
	2018	(8)	515,370	—	455,933		—		301,491	4,924	29,030	1,306,748

(1)

The 2020 salary information excludes the following amounts paid by The Madison Square Garden Company during the Pre-Distribution Period: Mr. Dolan – $807,692; Mr. Lustgarten – $1,211,539; Mr. D’Ambrosio – $464,423; and Mr. Yospe – $437,077.

For 2020, combined salaries paid by the Company and The Madison Square Garden Company, to the NEOs accounted for approximately the following percentages of their total compensation from both companies (excluding any double counting): Mr. Dolan – 8%; Mr. Lustgarten – 18%; Mr. D’Ambrosio – 33%; and Mr. Yospe – 43%. With respect to Mr. FitzPatrick, for 2020, the salary paid by the Company accounted for approximately 38% of his total Company compensation.

(2)	This column reflects a one-time special bonus paid outside of the MPIP to Mr. FitzPatrick in connection with the commencement of his employment with the Company.

(3)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2020 Form 10-K. The grant date fair value of the performance stock units is shown at target performance.

For the 2020 figures, this column reflects the value of the Company restricted stock units and performance stock units granted in April 2020 in respect of existing MSGS awards that were granted by The Madison Square Garden Company in August 2019. With respect to these awards, the value reflected is the pro rata portion of the grant date value of the original MSGS award granted in August 2019 by The Madison Square Garden Company, calculated in accordance with FASB ASC Topic 718, based on the stock price of the Company’s and MSGS’s Class A Common Stock on the Distribution Date. At the highest level of performance, the value of such 2020 Company performance stock units on the grant date would be: $1,268,242 for Mr. Dolan; $476,588 for Mr. Lustgarten; $112,753 for Mr. D’Ambrosio; and $75,241 for Mr. Yospe. With respect to Messrs. Lustgarten and Yospe, such amounts also include awards granted in May 2020 to reflect the increased long-term incentive opportunities on a pro rata basis reflected in their new employment agreements.

For the 2019 figures, this column reflects the value of MSGS restricted stock units and performance stock units granted in August 2018, September 2018, October 2018 and May 2019, as applicable, by The Madison Square Garden Company. At the highest level of performance, the value of such 2019 MSGS performance stock units on the applicable grant date would be: $16,438,314 for Mr. Dolan; $1,640,368 for Mr. Lustgarten; $437,587 for Mr. D’Ambrosio; and $251,512 for Mr. Yospe. With respect to Mr. Dolan, such amounts include MSGS awards with a grant date fair value of $12,407,119 granted in October 2018 by The Madison Square Garden Company as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the period from November 2017, the date that he was initially appointed Chief Executive Officer, to bring the awards up to the target levels reflected in his new employment agreement, as well as the MSGS Performance Alignment PSU Grant. The MSGS Performance Alignment PSU Grant and the Company Performance Alignment PSU Grant have been voluntarily relinquished. See footnote 9 below. With respect to Mr. D’Ambrosio, such amounts include additional MSGS awards granted in May 2019 by The Madison Square Garden Company to reflect the increased target long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. D’Ambrosio’s promotion to Senior Vice President, Treasurer on October 3, 2018.

For the 2018 figures, this column reflects the value of MSGS restricted stock units and performance stock units granted in September 2017 by The Madison Square Garden Company. At the highest level of performance, the value of such 2018 performance stock units on the grant date would be: $4,060,968 for Mr. Dolan; $790,084 for Mr. Lustgarten; and $250,763 for Mr. Yospe.

(4)

With respect to Mr. Dolan, the 2019 figure reflects the MSGS Performance Alignment Option Grants. The MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants have been voluntarily relinquished. See footnote 9 below.

(5)

For the 2020 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the year ended June 30, 2020 and paid in September 2020. With respect to Messrs. Dolan and Lustgarten, these amounts also include $239,167 and $668,260, respectively, paid by the Company to MSGS, reflecting the Company’s obligation to pay 75% of the aggregate annual incentive liability accrued as of the Distribution Date. With respect to Messrs. D’Ambrosio and Yospe, these amounts exclude $135,321 and $86,291, respectively, paid by MSGS to the Company, reflecting MSGS’s obligation to pay 41% of the liability accrued as of the Distribution Date. For the 2019 and 2018 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in August 2019, and performance during the fiscal year ended June 30, 2018 and paid in September 2018, respectively.

(6)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(7)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	MSG Cares Matching Gifts Program(c)	Perquisites(d)	Total
James L. Dolan	2020	631	—	—	—	816	—	93,236	94,683
Andrew Lustgarten	2020	—	—	—	—	—	—	31,862	31,862
Mark H. FitzPatrick	2020	3,692	—	—	—	326	—	—	4,018
Philip G. D’Ambrosio	2020	—	—	—	—	235	—	—	235
Joseph F. Yospe	2020	3,723	—	—	—	204	486	—	4,413

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)

This column represents amounts paid for each individual to participate in the Company’s group life insurance program, excluding amounts paid by The Madison Square Garden Company prior to the Distribution.

(c)	This column represents amounts paid by the Company to eligible 501(c)(3) organizations as matching contributions for donations made by the NEOs under the MSG Cares Charitable Matching Gift Program.

(d)

This column represents the following aggregate estimated perquisites, as described in the table below, excluding amounts paid by The Madison Square Garden Company prior to the Distribution and amounts reimbursed by MSGS or MSG Networks following the Distribution, as applicable. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2020	29,629	32,107	31,500	93,236
Andrew Lustgarten	2020	*	31,862	*	31,862
Mark H. FitzPatrick	2020	*	*	*	**
Philip G. D’Ambrosio	2020	*	*	*	**
Joseph F. Yospe	2020	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2020 for the individual is less than $10,000.

(I)

Amounts in this column represent the Company’s share of the cost of the personal use (which includes commutation) by Messrs. Dolan and Lustgarten of cars and drivers provided by the Company. These amounts are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the Company’s share of the incremental cost for personal use of the Company’s aircraft and other aircraft the Company has access to pursuant to arrangements with various Dolan family entities (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.

(III)	The amounts in this column represent the Company’s share of the cost of executive security services provided to Mr. Dolan.

(8)

This row reflects historical The Madison Square Garden Company information. The information has been provided by, or derived from information provided by, MSGS for services rendered to The Madison Square Garden Company and its subsidiaries. Amounts relating to the Pre-Distribution Period that are separately disclosed in MSGS’s Definitive Proxy Statement with respect to an NEO are not disclosed herein, so as to avoid double-counting. We understand from MSGS that the information as to stock awards reflects the grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.

(9)	In October 2020, pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU Grant and the corresponding Company Performance Alignment PSU Grant (grant date fair value of $10,025,421), as well as the MSGS Performance Alignment Option Grants and the corresponding Company Performance Alignment Option Grants (grant date fair value of $30,000,102). If Mr. Dolan had not been granted such relinquished awards, his 2019 value presented in the Stock Awards, Option Awards and Total Columns would have been reduced to $9,837,002, $0 and $14,090,968, respectively.

(10)	Effective as of the Distribution Date, Mr. FitzPatrick was appointed Executive Vice President and Chief Financial Officer of the Company.

(11)	From March 12, 2020 through the Distribution Date, Mr. D’Ambrosio also served as the Company’s Interim Chief Financial Officer.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding Company equity awards granted under the Company’s plans (including awards issued in respect of MSGS equity awards) and annual incentive awards that were granted during the fiscal year ended June 30, 2020 to each NEO, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James L. Dolan	2020	8/29/2019	(2)		1,200,000	2,400,000
	2020	4/17/2020	(3)				14,577	16,197	17,817				1,152,947
	2020	4/17/2020	(4)							16,197			1,152,947
Andrew Lustgarten	2020	8/29/2019	(2)		1,600,000	3,200,000
	2020	4/17/2020	(3)				4,859	5,399	5,939				384,316
	2020	5/21/2020	(3)				591	657	723				48,947
	2020	4/17/2020	(4)							5,399			384,316
	2020	5/21/2020	(4)							657			48,947
Mark H. FitzPatrick	2020	—		—	—	—	—	—	—	—	—	—	—
Philip G. D’Ambrosio	2020	8/29/2019	(2)		431,250	862,500
	2020	4/17/2020	(3)				1,296	1,440	1,584				102,503
	2020	4/17/2020	(4)							1,440			102,503
Joseph F. Yospe	2020	8/29/2019	(2)		275,000	550,000
	2020	4/17/2020	(3)				745	828	911				58,939
	2020	5/21/2020	(3)				114	127	140				9,462
	2020	4/17/2020	(4)							828			58,939
	2020	5/21/2020	(4)							127			9,462

(1)

This column reflects the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2020 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. For those awards granted on the Distribution Date, the value reflected in the table is the Company’s pro rata portion of the grant date value of the original MSGS award granted in August 2019 by The Madison Square Garden Company, calculated in accordance with FASB ASC Topic 718, based on the stock price of the Company’s and MSGS’s Class A Common Stock on the Distribution Date. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $1,268,242 for Mr. Dolan; $476,588 for Mr. Lustgarten; $112,753 for Mr. D’Ambrosio; and $75,241 for Mr. Yospe.

(2)	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in the fiscal year ended June 30, 2020, without modification for any shared responsibility between the Company and MSGS for amounts accrued as of the Distribution Date. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for as of such fiscal year end. There is no threshold amount for annual incentive awards. The size of the bonus pool was based on performance measures tied to The Madison Square Garden Company total company net revenues and AOI targets for the 2020 fiscal year as well as certain pre-determined strategic objectives, all of which were set by The Madison Square Garden Company prior to the Distribution. The amounts of annual incentive awards actually paid by the Company in September 2020 for performance in the 2020 fiscal year (including the impact of additional payments between the Company and MSGS for amounts accrued as of the Distribution Date) are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of Company performance stock units awarded in the fiscal year ended June 30, 2020. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2022 and the date of certification of achievement against pre-determined performance goals measured in the 2022 fiscal year, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.” For information regarding MSGS performance stock unit awards granted during the fiscal year ended June 30, 2020, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(4)

This row reflects the number of Company restricted stock units awarded in the fiscal year ended June 30, 2020. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in three equal installments on September 15, 2020, 2021 and 2022, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.” For information regarding MSGS restricted stock unit awards granted during the fiscal year ended June 30, 2020, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2020

The table below shows (i) each grant of Company stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested Company restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	31,254	93,761(2)	94.56	4/3/2026	—	—
	36,062	108,183(2)	104.02	4/3/2026	—	—
	44,933	134,799(2)	118.21	4/3/2026	—	—
					114,492(3)	8,586,900
Andrew Lustgarten	62,551	31,275(4)	64.36	12/15/2027	—	—
					24,560(5)	1,842,000
Mark H. FitzPatrick	—	—	—	—	—	—
Philip G. D’Ambrosio					7,390(6)	554,250
Joseph F. Yospe					4,599(7)	344,925

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 30, 2020 of $75.00 per share.

(2)

This amount represents the Company Performance Alignment Option Grants. The Company Performance Alignment Option Grants, granted on May 1, 2020, vest in equal installments on September 15, 2019, 2020, 2021 and 2022, subject to continued employment and the terms of Mr. Dolan’s employment agreement. For more information on the MSGS Performance Alignment Option Grants, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020. Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants.

(3)

With respect to Mr. Dolan, the total in this column represents an award of 32,266 Company restricted stock units and 82,226 Company target performance stock units (including the Company Performance Alignment PSU Grant) granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution (including the MSGS Performance Alignment PSU Grant). 6,304 restricted stock units vest on August 30, 2020, and 10,281, 10,282 and 5,399 restricted stock units vest on September 15, 2020, 2021 and 2022, respectively. 18,911 performance stock units vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30, 2020, 39,000 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, with an additional 8,118 performance stock units vesting September 15, 2022 if such goals are met during the final year of the three-year period ending June 30, 2021, and 16,197 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement. Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU

Grant and the Company Performance Alignment PSU Grant. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(4)

With respect to Mr. Lustgarten, this amount represents an award of Company stock options granted in respect of an original award of 93,826 MSGS stock options granted by The Madison Square Garden Company prior to the Distribution in connection with his promotion to President. The remaining 31,275 Company stock options vest on December 15, 2020, subject to continued employment and the terms of Mr. Lustgarten’s employment agreement. For more information on the MSGS award of stock options granted by The Madison Square Garden Company prior to the Distribution, which is not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(5)

With respect to Mr. Lustgarten, the total in this column represents an award of 9,733 Company restricted stock units and 13,513 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution, and an award of 657 Company restricted stock units and 657 Company target performance stock units granted as long-term incentive awards on May 21, 2020. 1,077 restricted stock units vest on August 30, 2020, and 3,646, 3,648 and 2,019 restricted stock units vest on September 15, 2020, 2021 and 2022, respectively. 3,229 performance stock units vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30, 2020, 4,885 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 6,056 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. All vestings are subject to continued employment and the terms of Mr. Lustgarten’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(6)

With respect to Mr. D’Ambrosio, the total in this column represents an award of 2,895 Company restricted stock units and 4,495 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution. 584 restricted stock units vest on August 30, 2020, and 915, 916 and 480 restricted stock units vest on September 15, 2020, 2021 and 2022, respectively. 1,750 performance stock units vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30, 2020, 1,305 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 1,440 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. All vestings are subject to continued employment and the terms of Mr. D’Ambrosio’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(7)

With respect to Mr. Yospe, the total in this column represents an award of 1,688 Company restricted stock units and 2,657 Company target performance stock units granted in respect of MSGS long-term incentive awards granted by The Madison Square Garden Company prior to the Distribution, and an award of 127 Company restricted stock units and 127 Company target performance stock units granted as long-term incentive awards on May 21, 2020. 360 restricted stock units vest on August 30, 2020, and 568, 568 and 319 restricted stock units vest on September 15, 2020, 2021 and 2022, respectively. 1,080 performance stock units vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30, 2020, 749 performance stock units vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and 955 performance stock units vest upon the later of September 15, 2022, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2022. All vestings are subject to continued employment and the terms of Mr. Yospe’s employment agreement. For more information on MSGS restricted stock units and performance stock units granted by The Madison Square Garden Company prior to the Distribution, which are not reflected herein, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

OPTION EXERCISES AND STOCK VESTED

No Company restricted stock unit awards vested during the fiscal year ended June 30, 2020, and no stock options were exercised in the fiscal year ended June 30, 2020.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2020.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	—(3)	—
	Excess Cash Balance Plan	—(3)	—
Andrew Lustgarten	Cash Balance Pension Plan	1(4)	3,218
	Excess Cash Balance Plan	1(4)	—
Mark H. FitzPatrick	Cash Balance Pension Plan	—(5)	—
	Excess Cash Balance Plan	—(5)	—
Philip G. D’Ambrosio	Cash Balance Pension Plan	—(5)	—
	Excess Cash Balance Plan	—(5)	—
Joseph F. Yospe	Cash Balance Pension Plan	6(4)	116,995
	Excess Cash Balance Plan	6(4)	81,704

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 14 to our financial statements included in our 2020 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the spinoff of The Madison Square Garden Company from MSG Networks in September 2015 (the “2015 Distribution”). Amounts accrued by Mr. Dolan prior to the 2015 Distribution under MSG Networks’ excess cash balance plan were transferred to the MSGS Excess Cash Balance Plan and these amounts are reflected in MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020.

(4)

In connection with the 2015 Distribution, Messrs. Lustgarten and Yospe’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to The Madison Square Garden Company Excess Cash Balance Plan, and were transferred to the Company’s Excess Cash Balance Plan in connection with the

Distribution. The number of years of credited service under the Excess Cash Balance Plan includes the period of Messrs. Lustgarten and Yospe’s participation in the MSG Networks excess cash balance plan prior to the 2015 Distribution, and the The Madison Square Garden Company Excess Cash Balance Plan prior to the Distribution.

(5)	Messrs. FitzPatrick and D’Ambrosio commenced employment after the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen and therefore are not eligible to participate.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

The Company sponsors the Cash Balance Pension Plan, a tax-qualified defined benefit plan which was retained by the Company in the Distribution. The Cash Balance Pension Plan generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Messrs. Lustgarten and Yospe, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a nonqualified deferred compensation plan, which was retained by the Company following the Distribution, that is intended to provide eligible participants, including Messrs. Lustgarten and Yospe, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance

Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Savings Plan

Under the Savings Plan, a tax-qualified retirement savings plan which was retained by the Company in the Distribution, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. The Savings Plan is a multiple employer plan sponsored by the Company, to which both MSGS and MSG Networks also contribute for their employees.

Excess Savings Plan

The Excess Savings Plan which was retained by the Company following the Distribution, is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the

Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($285,000 in calendar year 2020) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,500, or $26,000 if 50 or over, for calendar year 2020) can continue to make pre-tax contributions under the Excess Savings Plan of up to 4% of his or her eligible pay. In addition, the Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the Post-Distribution period, (ii) aggregate earnings on each NEO’s account balance during the Post-Distribution period and (iii) the account balance of each of our NEOs under the Excess Savings

Plan as of June 30, 2020. To avoid double-counting, contributions made by each NEO, as well as earnings accrued, during the Pre-Distribution Period are separately disclosed in the MSGS Definitive Proxy Statement, filed with the SEC on October 27, 2020.

Name	Plan Name	Executive Contributions in 2020 ($)(1)	Registrant Contributions in 2020 ($)(2)	Aggregate Earnings in 2020 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2020 ($)
James L. Dolan(4)	Excess Savings Plan	4,600	—	1,864	—	924
Andrew Lustgarten(4)	Excess Savings Plan	7,231	—	1,023	—	1,231
Mark H. FitzPatrick	Excess Savings Plan	—	—	—	—	—
Philip G. D’Ambrosio	Excess Savings Plan	4,423	—	409	—	103,935(5)
Joseph F. Yospe	Excess Savings Plan	723	—	959	—	239,267(5)

(1)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)

As of the Distribution Date, Messrs. Dolan and Lustgarten’s outstanding Excess Savings Plan balances were transferred to the MSGS excess savings plan. The amounts included in this table are only presented with respect to the Excess Savings Plan.

(5)

With respect to Messrs. D’Ambrosio and Yospe, this balance includes (i) the excess savings plan balance accrued prior to the Distribution Date and (ii) the amounts accrued during the Post-Distribution period, as the Excess Savings Plan was retained by the Company following the Distribution.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2020. In the cases of Messrs. D’Ambrosio and Yospe, such agreements were initially entered into by each officer with The Madison Square Garden Company and were assigned to the Company in connection with the Distribution. Messrs. Dolan and Lustgarten entered into new employment agreements with the Company on March 31, 2020, which became effective upon the Distribution. Mr. FitzPatrick entered into an employment agreement on April 17, 2020, which was effective as of the Distribution and Mr. Packman entered into an employment agreement with the Company effective July 1, 2020. Set forth below is a description of these agreements between the Company and each of Messrs. Dolan, Lustgarten, FitzPatrick, Packman, D’Ambrosio and Yospe.

As noted above in the Compensation Discussion & Analysis, Mr. Dolan also serves as an executive officer and employee of MSGS and MSG Networks, pursuant to terms of employment agreements between Mr. Dolan and each of MSGS and MSG Networks (which are not described herein). In addition, Mr. Lustgarten serves as an executive officer and employee of

MSGS, pursuant to terms of an employment agreement between Mr. Lustgarten and MSGS (which is not described herein). For a description of each of these employment agreements, see MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020, and MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 21, 2020.

James L. Dolan

On March 31, 2020, the Company entered into a new employment agreement with James L. Dolan, effective as of the Distribution Date, which provides for Mr. Dolan’s continued employment as the Executive Chairman and Chief Executive Officer of the Company. The employment agreement recognizes that Mr. Dolan will be employed by MSGS and MSG Networks during his employment with the Company.

The employment agreement provides for an annual base salary of not less than $600,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible for our standard benefits program. Commencing with the fiscal year starting July 1, 2020, he is also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. It is expected that Mr. Dolan will receive one or more long-term awards with an aggregate annual target value of not less than $5,400,000.

If, on or prior to April 17, 2021, Mr. Dolan’s employment is either terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the

Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If Mr. Dolan’s employment is terminated due to his death or disability before April 17, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after April 17, 2021 due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Andrew Lustgarten

On March 31, 2020, the Company entered into a new employment agreement with Andrew Lustgarten, effective as of the Distribution Date, which provides for Mr. Lustgarten’s continued employment as the President of the Company. The employment agreement recognizes that Mr. Lustgarten will be employed by MSGS during his employment with the Company.

The employment agreement provides for an annual base salary of not less than $800,000 (subject to annual review and increase in the discretion of our Compensation Committee) and a discretionary annual target bonus equal to not less than 200% of Mr. Lustgarten’s annual base salary, which target bonus opportunity is effective for the 2020 fiscal year. Mr. Lustgarten is eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Lustgarten will receive one or more annual long-term awards with an aggregate target value of not less than $1,600,000.

With respect to the Company’s fiscal year ended June 30, 2020, Mr. Lustgarten’s employment agreement provides he would be recommended for a mid-year long-term award with a target value equal to a prorated portion of the Company’s allocable share of the aggregate increase to Mr. Lustgarten’s annual target value

(with proration generally based on the number of full and partial months from and after the Distribution).

As long as Mr. Lustgarten is employed by MSGS, Mr. Lustgarten is not eligible to participate in the Company’s benefits program, except that Mr. Lustgarten will continue to be eligible to participate in the Excess Savings Plan (and Mr. Lustgarten’s full Company base salary will be used to determine his benefits under the Excess Savings Plan). If Mr. Lustgarten’s employment with MSGS terminates while Mr. Lustgarten remains employed by the Company, then he will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Lustgarten’s employment with the Company is terminated on or prior to December 31, 2021 (i) by the Company other than for “cause” (as defined in the employment agreement), or (ii) by Mr. Lustgarten for “good reason” (as defined in the employment agreement) and cause does not then exist, then, subject to Mr. Lustgarten’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Lustgarten’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Lustgarten’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Lustgarten to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Lustgarten’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Lustgarten subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Lustgarten’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Lustgarten’s employment is terminated due to his death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Lustgarten including a non-competition agreement that restricts Mr. Lustgarten’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to December 31, 2021; provided that the noncompetition covenant will not apply following a termination of Mr. Lustgarten’s employment either by the Company other than for cause or by Mr. Lustgarten for good reason (if cause does not then exist) if Mr. Lustgarten waives his entitlement to the severance benefits described above.

Mark H. FitzPatrick

In connection with Mr. FitzPatrick’s appointment as Executive Vice President and Chief Financial Officer, Mr. FitzPatrick and the Company entered into an employment agreement dated April 17, 2020, which was effective upon the Distribution. The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2020, a discretionary annual target bonus equal to not less than 100% of his annual base salary.

In connection with the commencement of his employment with the Company, Mr. FitzPatrick received a one-time special cash payment of $250,000, which was paid within 30 days after the effective date of the employment agreement. If Mr. FitzPatrick’s employment with the Company terminates prior to the first anniversary of the effective date as a result of his resignation (other than for “good reason” as defined in the employment agreement) or a termination by the Company for “cause” (as defined in the employment agreement), then Mr. FitzPatrick will be required to refund to the Company the gross amount of the special cash award.

Commencing with the Company’s fiscal year starting July 1, 2020, Mr. FitzPatrick is eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. FitzPatrick will receive one or more annual long-term awards with an aggregate target value of not less than $1,200,000. Mr. FitzPatrick is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to June 30, 2023, Mr. FitzPatrick’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. FitzPatrick for “good reason” (as defined in the agreement) and so long as “cause” does not then exist, then, subject to Mr. FitzPatrick’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. FitzPatrick’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. FitzPatrick’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. FitzPatrick to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. FitzPatrick’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. FitzPatrick subject to satisfaction of any applicable performance criteria; and (e) each of Mr. FitzPatrick’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. FitzPatrick’s employment is terminated due to his death or disability prior to June 30, 2023, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria, and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. FitzPatrick including a noncompetition agreement that restricts Mr. FitzPatrick’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Scott S. Packman

In connection with Mr. Packman’s appointment as Executive Vice President and General Counsel, Mr. Packman and the Company entered into an employment agreement dated June 26, 2020, which became effective July 1, 2020. The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2020, a discretionary annual target bonus equal to not less than 100% of Mr. Packman’s annual base salary. In connection with his relocation from Los Angeles to New York City, Mr. Packman received a one-time special cash payment of $250,000, which was paid within 30 days after the effective date of the employment agreement. If Mr. Packman’s employment with the Company terminates prior to the first anniversary of the effective date as a result of his resignation (other than for “good reason” as defined in the employment agreement) or a termination by the Company for “cause” (as defined in the employment agreement), then Mr. Packman will be required to refund to the Company the gross amount of the special cash award.

Commencing with the Company’s fiscal year starting July 1, 2020, Mr. Packman is eligible, subject to his continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Packman will receive one or more annual long-term awards with an aggregate target value of not less than $1,200,000. Under the employment agreement, Mr. Packman is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to June 30, 2023, Mr. Packman’s employment with the Company is either terminated (i) by the Company other than for cause, or (ii) by Mr. Packman for good reason and cause does not then exist, then, subject to Mr. Packman’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) severance in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Packman’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Packman’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Packman to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Packman’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Packman subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Packman’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Packman’s employment is terminated due to his death or disability before June 30, 2023, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the extent that other similarly situated executives receive payment as determined by the Compensation Committee of the Board of the Company (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Packman including a non-competition covenant that restricts Mr. Packman’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Philip G. D’Ambrosio

Pursuant to his employment agreement with the Company (as assigned to the Company by MSGS) dated October 25, 2018, Mr. D’Ambrosio receives an annual base salary of not less than $575,000. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 75% of his base salary. Mr. D’Ambrosio is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an expected aggregate annual target value of not less than $800,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to December 31, 2021, his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. D’Ambrosio for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. D’Ambrosio’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. D’Ambrosio’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. D’Ambrosio including a noncompetition agreement that restricts Mr. D’Ambrosio’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Joseph F. Yospe

Pursuant to his employment agreement with the Company (as assigned to the Company by MSGS) dated January 23, 2020, as amended, Mr. Yospe receives an annual base salary of $550,000. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 50% of his base salary. Mr. Yospe is eligible for the Company’s standard benefits program. He is also eligible, subject to his continued employment and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated Company executives, with an expected aggregate target value of not less than $500,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to January 23, 2023, his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Yospe for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Yospe’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. Yospe’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. Yospe including a noncompetition agreement that restricts Mr. Yospe’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company; provided that the noncompetition covenant will not apply following a termination of Mr. Yospe’s employment either by the Company other than for cause or by Mr. Yospe for good reason (if cause does not then exist) if Mr. Yospe waives his entitlement to the severance benefits described above.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2020 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2020. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Award Agreement Terms in the Event of a Change in Control or Going Private Transaction

The award agreements governing the restricted stock units of the Company provide that upon a change in control or going private transaction, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested restricted stock units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly-traded company, a replacement restricted stock unit award from the successor entity with the same terms. Any such cash award as provided in clause (a) above would be payable, and any replacement restricted stock unit award as provided in clause (b) above would vest, upon the earliest of (x) the date the restricted stock units were originally scheduled to vest so long as the applicable NEO remains continuously employed, (y) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement), or (z) only if the successor entity elects clause (b) above, upon a resignation without “good reason” that is at least six months, but no more than nine months, following the change in control or going private transaction.

The award agreements governing the performance restricted stock units of the Company provide that upon a change in control or going private transaction, the unvested performance stock units will vest at the target level and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2020 (in the case of MSGE awards granted in respect of MSGS 2018 fiscal year awards), July 1, 2021 (in the case of MSGE awards granted in respect of MSGS 2019 fiscal year awards) or July 1, 2022 (in the case of MSGE awards granted in fiscal year 2020 and in respect of MSGS 2020 fiscal year awards), or is terminated without “cause” or resigns for “good reason” (as each term is defined in the applicable award agreement) prior to such applicable date.

The award agreements governing the stock options of the Company provide that upon a change in control or going private transaction, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or unvested options would vest, upon the earliest of (x) the date the options were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason within three years following the change in control or going private transaction, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.

For purposes of the “Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction” below, we have assumed that the applicable NEO has either been terminated without “cause” or resigned for “good reason” after the close of business on June 30, 2020.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were NEOs of the Company as of June 30, 2020 under various circumstances regarding the termination of their employment. In calculating these amounts, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2020.

•	We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $75.00 and MSGS Class A common stock of $146.89 on the NYSE on June 30, 2020.

•

We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $75.00 and MSGS Class A common stock of $146.89 on the NYSE on June 30, 2020, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•

We have assumed that the per share price paid in a change in control or going private transaction is equal to the closing market price of our Class A Common Stock of $75.00 and MSGS Class A common stock of $146.89 on the NYSE on June 30, 2020.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	We have assumed that on June 30, 2020, each NEO is either simultaneously terminated from the Company and MSGS, as applicable, or has no continued employment relationship with MSGS or MSG Networks.

Benefits Payable as a Result of Voluntary Termination of Employment by NEO, Termination of Employment by NEO Due to Retirement, or Termination of Employment by the Company for Cause

In the event of a voluntary termination of employment, a retirement, or termination by the Company for Cause, no NEO would have been entitled to any payments at June 30, 2020, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Philip G. D’Ambrosio	Joseph F. Yospe
Severance	$3,600,000(1)	$4,800,000(1)	$3,200,000(1)	$1,006,250(2)	$825,000(2)
Pro rata bonus	$1,439,167(3)	$2,268,260(3)	—	$295,930(3)	$188,709(3)
Unvested restricted stock	$2,419,950(4)	$779,250(4)	—(4)	—	—
Unvested performance stock	$6,166,950(5)	$1,062,750(5)	—(5)	—	—
Unvested stock options	—(6)	$332,766(6)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives. With respect to Messrs. Dolan and Lustgarten, these amounts also include $239,167 and $668,260, respectively, that would be paid by the Company to MSGS, reflecting the Company’s obligation to pay 75% of the aggregate annual incentive liability accrued as of the Distribution Date. With respect to Messrs. D’Ambrosio and Yospe, these amounts exclude $135,321 and $86,291, respectively, that would be paid by MSGS to the Company, reflecting MSGS’s obligation to pay 41% of the annual incentive liability accrued as of the Distribution Date.

(4)

Represents the full vesting of the restricted stock units granted in April 2020 (in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Mr. Lustgarten, in May 2020, which are: Mr. Dolan, 32,266 units ($2,419,950); and Mr. Lustgarten, 9,733 units ($729,975) and 657 units ($49,275), respectively. Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested restricted stock units. Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 32,266 MSGS units ($4,739,553); and Mr. Lustgarten, 9,733 MSGS units ($1,429,680).

(5)

Represents the full vesting at target of the performance stock units granted in April 2020 (in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Mr. Lustgarten, in May 2020, which are: Mr. Dolan, 82,226 units ($6,166,950); and Mr. Lustgarten, 13,513 units ($1,013,475) and 657 units ($49,275), respectively. With respect to Mr. Dolan, the amount also represents the full vesting (at target) of the Company Performance Alignment PSU Grant, which is 32,471 units ($2,435,325). Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested performance stock units. Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 82,226 MSGS units ($12,078,177), which includes the MSGS Performance Alignment PSU Grant; and Mr. Lustgarten, 13,513 MSGS units ($1,984,925). Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU Grant and the Company Performance Alignment PSU Grant.

(6)

With respect to Mr. Lustgarten, represents the full vesting of 31,275 stock options ($332,766), which are the unvested portion of the 93,826 stock options granted in respect of an award of MSGS stock options made by The Madison Square Garden Company prior to the Distribution in connection with his promotion to President. With respect to Mr. Dolan, the unvested portion of the Company Performance Alignment Option

Grants would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020. Mr. Lustgarten’s 31,275 MSGS stock options ($34,715) would also fully vest, which are the unvested portion of the 93,826 MSGS stock options granted as an award in connection with his promotion to President in December 2017. Mr. Dolan would also fully vest in his unvested MSGS Performance Alignment Option Grants, however, such options have an exercise price greater than the closing market price of a share of MSGS Class A common stock on June 30, 2020. Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants.

Benefits Payable as a Result of Termination of Employment Due to Death or Disability*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Philip G. D’Ambrosio(5)	Joseph F. Yospe(5)
Severance	—	—	—	—	—
Pro rata bonus	$1,439,167(1)	$2,268,260(1)	—	—	—
Unvested restricted stock	$2,419,950(2)	$779,250(2)	—(2)	$217,125(2)	$136,125(2)
Unvested performance stock	$6,166,950(3)	$1,062,750(3)	—(3)	$337,125(3)	$208,800(3)
Unvested stock options	—(4)	$332,766(4)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives. With respect to Messrs. Dolan and Lustgarten, these amounts also include $239,167 and $668,260, respectively, that would be paid by the Company to MSGS, reflecting the Company’s obligation to pay 75% of the aggregate annual incentive liability accrued as of the Distribution Date.

(2)

Represents the full vesting of the restricted stock units granted in April 2020 (in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Messrs. Lustgarten and Yospe, in May 2020, which are: Mr. Dolan, 32,266 units ($2,419,950); Mr. Lustgarten, 9,733 units ($729,975) and 657 units ($49,275), respectively; Mr. D’Ambrosio, 2,895 units ($217,125); and Mr. Yospe, 1,688 units ($126,600) and 127 units ($9,525), respectively. Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested restricted stock units. Messrs. Dolan and Lustgarten would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 32,266 MSGS units ($4,739,553); and Mr. Lustgarten, 9,733 MSGS units ($1,429,680). With respect to Messrs. D’Ambrosio and Yospe, (i) in the event of a termination by the Company due to death, they would also fully vest in all of their outstanding MSGS restricted stock units, which are: Mr. D’Ambrosio, 2,895 MSGS units ($425,247); and Mr. Yospe, 1,688 MSGS units ($247,950); and (ii) in the event of termination by the Company due to disability, they would also fully vest in their outstanding MSGS 2020 fiscal year (only) grants of restricted stock units, which are: Mr. D’Ambrosio, 1,440 MSGS units ($211,522); and Mr. Yospe, 828 MSGS units ($121,625).

(3)

Represents the full vesting at target of the performance stock units granted in April 2020 (in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Messrs. Lustgarten and Yospe, in May 2020, which are: Mr. Dolan, 82,226 units ($6,166,950); Mr. Lustgarten, 13,513 units ($1,013,475) and 657 units ($49,275), respectively; Mr. D’Ambrosio, 4,495 units ($337,125); and Mr. Yospe, 2,657 units ($199,275) and 127 units ($9,525), respectively. With respect to Mr. Dolan, the amount also represents the full vesting (at target) of the Company Performance Alignment PSU Grant, which is 32,471 units ($2,435,325). Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested performance stock units. Messrs. Dolan and Lustgarten, would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 82,226 MSGS units ($12,078,177), which includes the MSGS Performance Alignment PSU Grant; and Mr. Lustgarten, 13,513 MSGS units ($1,984,925). Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU Grant and the Company Performance Alignment PSU Grant. With respect to Messrs. D’Ambrosio and Yospe, (i) in the event of a termination by the Company due to death, they would also be entitled to pro rata vesting of their outstanding MSGS 2018 and 2019 fiscal year grants of restricted stock units and full vesting of their MSGS 2020 fiscal year grants of restricted stock units, which in total, are

(at target): Mr. D’Ambrosio, 4,060 MSGS units ($596,373); and Mr. Yospe, 2,407 MSGS units ($353,613); and (ii) in the event of termination by the Company due to disability, they would also fully vest in their outstanding MSGS 2020 fiscal year (only) grants of performance stock units, which are (at target): Mr. D’Ambrosio, 1,440 MSGS units ($211,522); and Mr. Yospe, 828 MSGS units ($121,625).

(4)

With respect to Mr. Lustgarten, represents the full vesting of 31,275 stock options ($332,766) granted in April 2020, which are the unvested portion of the 93,826 stock options granted in respect of an original award of MSGS stock options made by The Madison Square Garden Company prior to the Distribution in connection with his promotion to President. With respect to Mr. Dolan, the unvested portion of the Company Performance Alignment Option Grants would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020. Mr. Lustgarten’s 31,275 MSGS stock options ($34,715) would also fully vest, which are the unvested portion of the 93,826 MSGS stock options granted by The Madison Square Garden in connection with his promotion to President in December 2017. Mr. Dolan would also fully vest in his unvested MSGS Performance Alignment Option Grants, however, such options have an exercise price greater than the closing market price of a share of MSGS Class A common stock on June 30, 2020. Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants.

(5)

With respect to Messrs. D’Ambrosio and Yospe, a termination by the Company due to disability would be treated under their employment agreements as a termination by the Company without cause and, therefore, Messrs. D’Ambrosio and Yospe would be entitled to the amounts reflected in the table above, as well as those reflected in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)(2)*

Elements	James L. Dolan	Andrew Lustgarten	Mark H. FitzPatrick	Philip G. D’Ambrosio	Joseph F. Yospe
Severance	$3,600,000(3)	$4,800,000(3)	$3,200,000(3)	$1,006,250(4)	$825,000(4)
Pro rata bonus	$1,439,167(5)	$2,268,260(5)	—	$295,930(5)	$188,709(5)
Unvested restricted stock	$2,419,950(6)	$779,250(6)	—(6)	$217,125(6)	$136,125(6)
Unvested performance stock	$6,166,950(7)	$1,062,750(7)	—(7)	$337,125(7)	$208,800(7)
Unvested stock options	—(8)	$332,766(8)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)

As noted in “— Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above, the amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following such a change in control or going private transaction. The award agreements applicable to stock awards held by the NEOs dictate the terms of the vesting of those awards and any severance or bonus reflected in this table is provided as a result of the terms of the applicable NEO’s employment agreement and its terms related to termination without “cause” or resigned for “good reason,” and such severance is not enhanced by the change of control or going private transaction. For additional information, see “— Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above.

(3)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(4)	Represents severance equal to his annual base salary and annual target bonus.

(5)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives. With respect to Messrs. Dolan and Lustgarten, these amounts also include $239,167 and $668,260, respectively, that would be paid by the Company to MSGS, reflecting the Company’s obligation to pay 75% of the aggregate annual incentive liability accrued as of the Distribution Date. With respect to Messrs. D’Ambrosio and Yospe, these amounts exclude $135,321 and $86,291, respectively, that would be paid by MSGS to the Company, reflecting MSGS’s obligation to pay 41% of the annual incentive liability accrued as of the Distribution Date.

(6)

Represents the full vesting of the restricted stock units granted in April 2020 (in respect of outstanding MSGS restricted stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Messrs. Lustgarten and Yospe, in May 2020, which are: Mr. Dolan, 32,266 units ($2,419,950); Mr. Lustgarten, 9,733 units ($729,975) and 657 units ($49,275), respectively; Mr. D’Ambrosio, 2,895 units ($217,125); and Mr. Yospe, 1,688 units ($126,600) and 127 units ($9,525), respectively. Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested restricted stock units. Messrs. Dolan, Lustgarten, D’Ambrosio and Yospe would also fully vest in their outstanding MSGS restricted stock units, which are: Mr. Dolan, 32,266 MSGS units ($4,739,553); Mr. Lustgarten, 9,733 MSGS units ($1,429,680); Mr. D’Ambrosio, 2,895 MSGS units ($425,247); and Mr. Yospe, 1,688 MSGS units ($247,950).

(7)

Represents the full vesting at target of the performance stock units granted in April 2020 (in respect of outstanding MSGS performance stock unit awards granted by The Madison Square Garden Company prior to the Distribution) and, with respect to Messrs. Lustgarten and Yospe, in May 2020, which are: Mr. Dolan, 82,226 units ($6,166,950); Mr. Lustgarten, 13,513 units ($1,013,475) and 657 units ($49,275), respectively; Mr. D’Ambrosio, 4,495 units ($337,125); and Mr. Yospe, 2,657 units ($199,275) and 127 units ($9,525), respectively. With respect to Mr. Dolan, the amount includes the Company Performance Alignment PSU Grant, which is 32,471 units ($2,435,325). Mr. FitzPatrick did not have any equity awards outstanding as of June 30, 2020, but would otherwise be entitled to the full vesting of any unvested performance stock units. Messrs. Dolan, Lustgarten, D’Ambrosio and Yospe would also fully vest in their outstanding MSGS performance stock units, which are (at target): Mr. Dolan, 82,226 MSGS units ($12,078,177), which include the MSGS Performance Alignment PSU Grant; Mr. Lustgarten, 13,513 MSGS units ($1,984,925); Mr. D’Ambrosio, 4,495 MSGS units ($660,271); and Mr. Yospe, 2,657 MSGS units ($390,287). Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment PSU Grant and the Company Performance Alignment PSU Grant.

(8)

With respect to Mr. Lustgarten, represents the full vesting of 31,275 stock options ($332,766) granted in April 2020, which are the unvested portion of the 93,826 stock options granted in respect of an original award of MSGS stock options made by The Madison Square Garden Company prior to the Distribution in connection with his promotion to President. With respect to Mr. Dolan, the unvested portion of the Company Performance Alignment Option Grants would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 30, 2020. Mr. Lustgarten’s 31,275 MSGS stock options ($34,715) would also fully vest, which are the unvested portion of the 93,826 MSGS stock options granted by The Madison Square Garden Company in connection with his promotion to President in December 2017. Mr. Dolan would also fully vest in his unvested MSGS Performance Alignment Option Grants, however, such options have an exercise price greater than the closing market price of a share of MSGS Class A common stock on June 30, 2020. Pursuant to the Settlement, Mr. Dolan voluntarily relinquished the MSGS Performance Alignment Option Grants and the Company Performance Alignment Option Grants.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2020 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	1,196,627	$93.36	3,125,763
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	1,196,627	$93.36	3,125,763

(1)

Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 653,809 restricted stock units (both time-vesting and target performance-vesting) and 542,818 outstanding stock options.

(2)

In August 2020, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 667,455 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

(3)	Represents the weighted average exercise price of the 542,818 outstanding stock options.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2020 EMPLOYEE STOCK PLAN

Prior to the Distribution, The Madison Square Garden Company, as the sole stockholder of the Company at that time, approved the Employee Stock Plan. We are seeking stockholder approval of the Employee Stock Plan at our first annual stockholders meeting as a public company. The proposed Employee Stock Plan is the same as that included as Exhibit 10.4 to our 2020 Form 10-K. The Employee Stock Plan is being submitted for the approval of the stockholders of the Company in order to comply with the NYSE rules.

The primary aspects of the Employee Stock Plan are set forth below. The summary is qualified in its entirety by the Employee Stock Plan as set forth in Annex A to this proxy statement.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Employee Stock Plan will provide sufficient shares for our equity-based compensation needs for approximately three to five years following the date the plan is approved by stockholders. Our equity-based compensation, including the broad-based participation of our employees and the equity compensation paid to our NEOs and members of management, results in a “burn rate” as indicated in the chart below:

Fiscal Year 2020
(a) Total shares underlying equity-based awards granted(1)	293,556
(b) Average diluted common shares outstanding	24,017,280
(c) Burn rate (a/b)(2)	1.22%

(1)

Reflects the gross number of shares underlying awards made to employees in April 2020 in respect of existing MSGS awards made by The Madison Square Garden Company during the 2020 fiscal year, as well as awards granted by the Company during the 2020 fiscal year following the Distribution.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Employee Stock Plan is 12.95%. The overhang is calculated as follows, in each case as of October 12, 2020: (x) the sum of (a) 2,332,444 shares remaining available under the Employee Stock Plan and (b) 611,134 shares underlying unvested outstanding employee awards, divided by (y) 22,727,559, which includes shares outstanding plus shares remaining available under the Director Stock Plan, Employee Stock Plan and shares underlying unvested outstanding employee awards and vested but unexercised stock options. There are no unvested awards outstanding under the Director Stock Plan. For additional information with respect to our outstanding awards, please see Note 15 to our financial statements included in our 2020 Form 10-K.

Overview

The purpose of the Employee Stock Plan is to (i) compensate employees of the Company and its affiliates who are responsible for the management and growth of the business of the Company and its affiliates, and (ii) advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its affiliates are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel and will better align the interests of participating employees with those of the Company’s stockholders. The Employee Stock Plan will provide for grants of incentive stock options (as defined in Section 422 of the Code), non-qualified stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards (collectively, “Awards”). The Employee Stock Plan will terminate, and no more Awards will be granted, after the ten year anniversary of the Distribution (unless sooner terminated by our Board or our Compensation Committee). The termination of the Employee Stock Plan will not affect previously granted Awards.

Shares Subject to the Employee Stock Plan; Other Limitations

The Employee Stock Plan is administered by the Company’s Compensation Committee. Awards may be granted under the Employee Stock Plan to such employees of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” will be defined in the Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and will also include any entity in which the Company owns at least five percent of the outstanding equity interests. It is expected that the total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Awards under the Employee Stock Plan may not exceed an aggregate of 3,000,000, which may be either treasury shares or authorized and unissued shares. To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee will also be able to grant Awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares will not reduce the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan. Any shares underlying Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity will not count against the shares available to be delivered pursuant to Awards under the Employee Stock Plan. No single employee may be issued Awards during any one calendar year for, or that relate to, a number of shares exceeding 750,000. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to an Award would not appropriately protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award).

Awards

All employees of the Company and its affiliates are eligible to receive Awards under the Employee Stock Plan. Under the Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation

Committee on the date of the Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. Other than in the case of the death of a participant, such options and stock appreciation rights may be exercised for a term fixed by the Compensation Committee but no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such first anniversary occurs after such ten-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option). The Employee Stock Plan prohibits (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions, in each case without the approval of the Company’s stockholders.

The Employee Stock Plan also permits the Company to grant restricted shares and restricted stock units. A restricted share is a share of Class A Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the applicable award agreement. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to any ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.

The Compensation Committee is also able to grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Under the Employee Stock Plan, the Compensation Committee has the authority, in its discretion, to add performance criteria as a condition to any employee’s ability to exercise a stock option or stock appreciation right, or the vesting or payment of any restricted shares or restricted stock units, granted under the Employee Stock Plan. Additionally, the Employee Stock Plan specifies certain performance criteria that may, in the case of certain executive officers of the Company, be conditions precedent to the vesting of awards granted to such executives under the Employee Stock Plan. The Employee Stock Plan provides that such performance criteria, without limitation, may be determined by reference to the performance of the Company, an affiliate or a business unit, product, venue, production, event or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following without limitation: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration or customer acquisition or retention, facilities utilization or attendance; (ix) operating metrics relating to sales, sponsorships or customer service or satisfaction; (x) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xiii) a specified increase in the private market value of the Company; (xiv) the price of the Company’s Class A Common Stock; (xv) earnings per share; and/or (xvi) total stockholder return.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Employee Stock Plan at any time and from time to time may amend or revise the terms of the Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. The consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Certain Awards under the Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of certain awards that are permitted under the Employee Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options

An employee will not be subject to tax upon the grant of an incentive stock option (an “ISO”) or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in the employee’s alternative minimum taxable income. Whether the employee is subject to the alternative minimum tax will depend on his or her particular circumstances. The employee’s basis in the shares received will be equal to the exercise price paid, and the holding period in such shares will begin on the day following the date of exercise. If an employee disposes of the shares on or after (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO (the “statutory holding period”), the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and his or her basis in the shares.

Nonstatutory Stock Options

For the grant of an option that is not intended to be (or does not qualify as) an ISO, an employee will not be subject to tax upon the grant of such an option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to an employee as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock

An employee will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Employee Stock Plan unless the employee makes the election referred to below. Upon lapse of the restrictions, an employee will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount the employee may have paid for the shares), and such income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and an employee’s holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in an employee’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and employment taxes.

If permitted by the applicable award agreement, an employee may elect, within thirty days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount an employee may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If an employee makes this election, the employee’s holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the employee upon the lapse of the restrictions. However, if the employee forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the employee (even though the employee previously recognized income with respect to such forfeited shares).

In the taxable year in which an employee recognizes ordinary income on account of shares awarded to the employee, the Company generally will be entitled to a deduction equal to the amount of income recognized by the employee. In the event that the restricted shares are forfeited by an employee after having made the Section 83(b) election referred to above, the Company generally will include in our income the amount of our original deduction.

Stock Appreciation Rights

An employee will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of shares receivable by the employee in respect of a stock appreciation right will be taxable to the employee as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock Units

An employee will not be subject to tax upon the grant of a restricted stock unit. Upon vesting of a restricted stock unit, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon distribution of the shares and/or cash underlying a restricted stock unit, an employee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the Distribution Date) of the shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. An employee’s basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and an employee’s holding period in such shares will begin on the date of distribution. If any dividend equivalent amounts are paid to an employee, they will be includible in the employee’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Disposition of Shares

Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, an employee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the employee’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.

Section 162(m) Deductibility Rules

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the employee in connection with the exercise of an option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” under Section 162(m) of the Code.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Vote Required for Approval

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4 — APPROVAL OF THE COMPANY’S 2020 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

Prior to the Distribution, The Madison Square Garden Company, as the sole stockholder of the Company at that time, approved the Director Stock Plan. We are seeking stockholder approval of the Director Stock Plan at our first annual stockholders meeting as a public company. The proposed Director Stock Plan is the same as that included as Exhibit 10.5 to our 2020 Form 10-K. The Director Stock Plan is being submitted for the approval of the stockholders of the Company in order to comply with the NYSE rules.

The primary aspects of the Director Stock Plan are set forth below. The summary is qualified in its entirety by the Director Stock Plan as set forth in Annex B to this proxy statement.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Director Stock Plan will provide sufficient shares for our equity-based non-employee director compensation needs for approximately three to five years following the date the plan is approved by stockholders. Our non-employee director compensation results in a “burn rate” as indicated in the chart below:

Fiscal Year 2020
(a) Total shares underlying equity-based awards granted(1)	13,980
(b) Average diluted common shares outstanding	24,017,280
(c) Burn rate (a/b)(2)	0.06%

(1)	Reflects the gross number of shares underlying pro-rata awards made to non-employee directors in May 2020 to cover service from the Distribution Date to the 2020 annual meeting.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Director Stock Plan is 0.48%. The overhang is calculated as follows, in each case as of October 12, 2020: (x) 108,218 shares remaining available under the Director Stock Plan divided by (y) 22,727,559, which includes shares outstanding plus shares remaining available under the Director Stock Plan, Employee Stock Plan and shares underlying unvested outstanding employee awards and vested but unexercised stock options. There are no unvested shares outstanding under the Director Stock Plan. All vested awards are included in the outstanding shares of the Company. For additional information with respect to our outstanding awards, please see Note 15 to our financial statements included in our 2020 Form 10-K.

Overview

We believe that the Company’s ability to attract and retain capable persons as non-employee directors will be enhanced if it can provide its non-employee directors with equity-based awards and that the Company will benefit from encouraging a sense of proprietorship of such persons stimulating the active interest of such persons in the development and financial success of the Company. The Director Stock Plan provides for potential grants of non-qualified stock options, restricted stock units, restricted shares and other equity-based awards (collectively, “Director Awards”) to our non-employee directors. The Director Stock Plan terminates, and no more Director Awards will be granted, after the ten year anniversary of the Distribution (unless sooner terminated by our

Board or our Compensation Committee). The termination of the Director Stock Plan will not affect previously granted Director Awards.

Shares Subject to the Director Stock Plan; Other Limitations

The Director Stock Plan is administered by the Company’s Compensation Committee. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Director Awards under the Director Stock Plan may not exceed an aggregate of 150,000 shares, which may be either treasury shares or authorized and unissued shares. To the extent that (i) a Director Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares or (ii) any shares under a Director Award are not issued because of payment or withholding obligations, the Compensation Committee may also grant Director Awards with respect to such shares. Director Awards payable only in cash or property other than shares will not reduce the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan and shares relating to any other Director Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan. Any shares underlying Director Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity will not count against the shares available to be delivered pursuant to Awards under the Director Stock Plan. In the event that any Adjustment Event affects shares such that the failure to make an adjustment to a Director Award would not appropriately protect the rights represented by the Director Award in accordance with the essential intent and principles thereof, then the Compensation Committee may, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Director Award (including, without limitation, the number of shares covered by such outstanding Director Award, the type of property to which the Director Award is subject and the exercise price of such Director Award).

Director Awards

Under the Director Stock Plan, the Company may grant stock options to participants. The options will be exercisable at a price determined by the Compensation Committee on the date of the Director Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option is granted, and will otherwise be subject to such terms and conditions as specified by the Compensation Committee, provided that, unless determined otherwise by the Compensation Committee, such options will be fully vested and exercisable on the date of grant. Each option granted pursuant to the Director Stock Plan will terminate upon the earlier to occur of (i) the expiration of ten years following the date upon which the option is granted and (ii) a period fixed by the Compensation Committee in the award agreement; however, an award agreement may provide that in the event that a participant dies while an option is exercisable, the option will remain exercisable by the participant’s estate or beneficiary only until the first anniversary of the participant’s date of death and whether or not such first anniversary occurs prior to or following the expiration of the relevant period referred to above. Upon its exercise, an option may be settled, in the Compensation Committee’s discretion, for a cash amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the option. The Director Stock Plan prohibits (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions, in each case without the approval of the Company’s stockholders.

The Company may grant restricted stock units to participants. A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, such restricted stock units will be fully vested on the date of grant and will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant an amount equal to any ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued. If a restricted stock unit is not fully vested at the date of grant, the dividend equivalent right will not apply until such restricted stock unit is vested.

The Compensation Committee may grant other equity-based or equity-related awards (including without limitation restricted shares) to non-employee directors subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Director Stock Plan at any time and from time to time may amend or revise the terms of the Director Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. Consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of a Director Stock Plan Adjustment Event, except to the extent the terms of an award agreement expressly refer to a Director Stock

Plan Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Options and Restricted Stock Units Under the Director Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and restricted stock units that it is expected would be permitted under the Director Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a stock option is granted under the Director Stock Plan. Upon exercising an option, a non-employee director will realize ordinary income (not as capital gain), and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The non-employee director will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of those shares on the exercise date and the non-employee director’s holding period in the shares received will commence on the day after the date of exercise. If an option is settled by the Company in cash, shares or a combination thereof, the non-employee directors will recognize ordinary income at the time of settlement equal to the fair market value of such cash, shares or combination thereof, and the Company will be entitled to a corresponding deduction.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a restricted stock unit is granted under the Director Stock Plan. Upon payment or settlement of a restricted stock unit award in Class A Common Stock or cash, the non-employee director will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the fair market value of any Class A Common Stock or cash received.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Vote Required for Approval

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE

The amount of each participant’s future awards under each of the Employee Stock Plan (See “Proposal 3 — Approval of the Company’s 2020 Employee Stock Plan”), and the Director Stock Plan (See “Proposal 4 — Approval of the Company’s 2020 Stock Plan for Non-Employee Directors”) will be determined based on the discretion of the Compensation Committee and therefore is not determinable at this time. The following table sets forth awards that were received by the persons and groups named below for the year ended June 30, 2020 under each such plan (including awards issued in respect of MSGS equity awards).

Name and Principal Position	Employee Stock Plan Dollar Value ($)(1)	Employee Stock Plan Number of Units at Target (#)(1)	Director Stock Plan Dollar Value ($)(2)	Director Stock Plan Number of Units (#)(2)
James L. Dolan Executive Chairman and Chief Executive Officer	2,305,894	32,394	—	—
Andrew Lustgarten President	866,524	12,112	—	—
Mark H. FitzPatrick Executive Vice President and Chief Financial Officer	—	—	—	—
Philip G. D’Ambrosio Senior Vice President, Treasurer and Secretary	205,006	2,880	—	—
Joseph F. Yospe Senior Vice President, Controller and Principal Accounting Officer	136,802	1,910	—	—
All Executive Officers	3,514,227	49,296	—	—
All Non-Employee Directors	—	—	1,041,050	13,980
All Employees who are not Executive Officers	13,749,242	220,276	—	—

(1)	See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grants of Plan-Based Awards” for additional information.

(2)	See “Board and Governance Practices — Director Compensation — Director Compensation Table” for more information.

PROPOSAL 5 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders of Madison Square Garden Entertainment Corp. (“MSGE”) approve, on an advisory basis, the compensation of MSGE’s named executive officers, as disclosed pursuant to Item 402 of

Regulation S-K in MSGE’s Proxy Statement for the 2020 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.

Vote Required for Approval

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 6 — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Regulation 14A of the Exchange Act, we are seeking a stockholder vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote on NEO executive compensation. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two or three years. Pursuant to Section 14A of the Exchange Act, we are required to hold at least once every six years an advisory stockholder vote to determine the frequency of the advisory stockholder vote on executive compensation.

After consideration of this proposal, our Board determined that an advisory vote on NEO compensation that occurs every three years is the most appropriate alternative for the Company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit the pay for performance elements of our compensation programs to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be best evaluated on an annual or biennial basis.

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of our all our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.

Vote Required for Approval

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that an advisory vote to approve the compensation of our named executive officers be held every “Three Years.”

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Mark H. FitzPatrick	Executive Vice President and Chief Financial Officer
Scott S. Packman	Executive Vice President and General Counsel
Philip G. D’Ambrosio	Senior Vice President, Treasurer and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREW LUSTGARTEN, 43, has served as the President of the Company since November 2019. Mr. Lustgarten is also the President (since December 2017) and Chief Executive Officer (since April 2020) of MSGS. As President of the Company, Mr. Lustgarten is responsible for driving both internal and external opportunities for growth. He oversees the Company’s entertainment and sports bookings and productions businesses. In addition, Mr. Lustgarten drives the Company’s corporate development activities, including new strategic opportunities, initiatives and partnerships, as well as the Company’s plans to build state-of-the-art venues, called MSG Sphere, in Las Vegas and London. Previously, Mr. Lustgarten served as Executive Vice President, Corporate Development and Strategy of MSGS from 2014 to 2017. Prior to his employment with MSGS, Mr. Lustgarten worked at the NBA, as Senior Vice President, Global Strategy and Senior Vice President, Business and Strategic Development, from 2012 to 2014, and as Special Assistant to the Commissioner from 2007 to 2012. Prior to joining the NBA in 2007, Mr. Lustgarten held various positions, including Vice President, Finance at Cablevision, and as a financial analyst in the Media and Entertainment Investment Banking Group of Bear Stearns & Co. Mr. Lustgarten has served as a director of BCE since 2016, Tao Group Hospitality since 2017 and both the Garden of Dreams Foundation and Counter Logic Gaming since 2018, as well as a member of the board (since 2001) and the Chairman (since 2020) of the Lustgarten Foundation for Pancreatic Cancer Research, the nation’s largest private supporter of pancreatic cancer research. Mr. Lustgarten previously served as a director of Tribeca Enterprises LLC from 2017 to August 2019.

MARK H. FITZPATRICK, 50, has served as the Executive Vice President and Chief Financial Officer of the Company since April 2020. Prior to joining the Company, he served as the Deputy Chief Financial Officer of WeWork, a provider of community-based workspace, from 2016 to 2019 where he was responsible for accounting, treasury, corporate finance, financial planning and analysis, investor relations and financial systems. Previously, Mr. FitzPatrick worked at Time Warner Cable Inc. from 2006 to 2016 where he held a variety of senior finance roles of increasing responsibility, including serving as the Senior Vice President and Chief Financial Officer of Residential Services from 2013 to 2016 where he oversaw all areas of finance for Time Warner Cable Inc.’s Residential, Media and Video operations. Prior to joining Time Warner Cable Inc., Mr. FitzPatrick was the Vice President of Corporate Development and Mergers and Acquisitions at AOL LLC and was a Vice President in Citigroup’s Investment Banking Division. Mr. FitzPatrick has served on the Board of Directors of New Alternatives for Children since 2018 and the Darien YMCA since 2019.

SCOTT S. PACKMAN, 52, has served as the Executive Vice President and General Counsel of the Company since July 2020. Prior to joining the Company, he served as General Counsel and Corporate Secretary of MGM Holdings Inc. (“MGM”), the owner of the movie and television studio and distribution company, and its subsidiaries from 2005 to 2016. Additionally, Mr. Packman was Senior Executive Vice President of those companies from 2012 to 2016 and Executive Vice President from 2005 to 2012. From May 2002 to April 2005 he was Deputy General Counsel and Senior Vice President of Metro-Goldwyn-Mayer Inc. Mr. Packman was the Chief Strategy Officer, General Counsel, Senior Executive Vice President and Head of Business Affairs at Sonar Entertainment Inc., an independent television production and distribution company, from July 2019 to April 2020. Since leaving MGM in 2016 he has also been engaged in entrepreneurial activities including advising on strategic investment opportunities, through SSP Partners LLC (and its predecessor), exploring the acquisition of businesses and working to develop an internet-based business. Before serving at MGM, he was General Counsel, Executive Vice President, and Corporate Secretary at Creative Planet, Inc. from 2000 to 2001, was an Associate at O’Melveny & Myers, LLP from 1997 to 1999, and an Associate at Rogers & Wells from 1995 to 1997. He has served as a Member of the Board of Directors of Bet Tzedek since 2009 and as a Member of the Advisory Board of The University of Texas at Austin’s B.B.A program since August 2020.

PHILIP G. D’AMBROSIO, 53, serves as the Senior Vice President, Treasurer (since November 2019) and Secretary (since March 2020) of the Company. He also served as Interim Chief Financial Officer from March 12, 2020 to April 17, 2020. Mr. D’Ambrosio previously served as Senior Vice President, Treasurer, of MSGS from October 2018 to April 2020 and Senior Vice President, Tax and Treasury, of MSGS from 2016 through October 2018. Prior to joining MSGS, Mr. D’Ambrosio was Senior Vice President, Tax, of Cablevision from 2002 through 2016. Prior to that, Mr. D’Ambrosio was a partner at Ernst & Young. Mr. D’Ambrosio has served as a director of the Broadband Tax Institute since 2005 and a trustee of the Rye Historical Society since 2018 and a director of the Bucknell University Parents Association since February 2019.

JOSEPH F. YOSPE, 62, has served as the Senior Vice President, Controller and Principal Accounting Officer of the Company since November 2019. Previously, Mr. Yospe served as the Senior Vice President, Controller and Principal Accounting Officer of MSGS from July 2015 to April 2020 and Senior Vice President, Controller and Principal Accounting Officer of MSG Networks from 2010 to 2015. Mr. Yospe was Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from 2008 to 2010 and Senior Vice President from October 2007 to December 2007; Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from 2004 to 2007; and Corporate Controller of Genmab A/S from 2002 to 2004.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGS, MSG NETWORKS AND AMC NETWORKS

The Company, MSGS, MSG Networks and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. The Company, on the one hand, and MSGS, MSG Networks or AMC Networks, on the other hand, are party to the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2020 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGS, MSG Networks and AMC Networks is set forth in Note 19 to our financial statements included in our 2020 Form 10-K.

Agreements with MSGS in Connection with the Distribution

As a result of the Distribution, MSGS no longer holds a common stock interest in the Company. For purposes of governing the ongoing relationship between the Company and MSGS and to provide for our orderly transition from a wholly-owned subsidiary of MSGS to a separate, publicly traded company, we entered into the following agreements with MSGS.

Distribution Agreement

On March 31, 2020, we entered into a Distribution Agreement (the “Distribution Agreement”) with MSGS as part of a series of transactions pursuant to which we acquired the subsidiaries, businesses and other assets of MSGS that constitute our business.

Under the Distribution Agreement, MSGS provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of: (i) MSGS’s businesses (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by MSGS of its obligations under the Distribution Agreement;

(iv) any untrue statement or omission in the Registration Statement on Form 10 filed with the SEC (the “Registration Statement”) or in the related Information Statement (the “Information Statement”) relating to MSGS and its subsidiaries (excluding the Company and our subsidiaries); and (v) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of MSGS. We provided MSGS with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses; (ii) any breach by us of our obligations under the Distribution Agreement; (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to MSGS and its subsidiaries (excluding the Company and our subsidiaries) and (iv) indemnification obligations MSGS may have to the NBA or NHL that result from acts or omissions of the Company.

In the Distribution Agreement we released MSGS from any claims we might have arising out of:

•	the management of the businesses and affairs of the MSG Entertainment Business segment on or prior to the Distribution;

•	the terms of the Distribution, our amended and restated certificate of incorporation, our by-laws and the other agreements entered into in connection with the Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Entertainment Business segment or the Distribution.

Additionally, in the Distribution Agreement, MSGS released us from any claims MSGS might have arising out of:

•	the management of the businesses and affairs of MSGS on or prior to the Distribution;

•	the terms of the Distribution and the other agreements entered into in connection with the Distribution; and

•	any decisions that have been made, or actions taken, relating to the Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Transition Services Agreement

On March 31, 2020 we entered into a Transition Services Agreement with MSGS under which, in exchange for the fees specified in such agreement, the Company agreed to provide certain corporate and other services to MSGS, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. MSGS similarly agreed to provide certain transition services to the Company. The Company and MSGS, as parties providing services under the agreement, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Tax Disaffiliation Agreement

On March 31, 2020, we entered into a Tax Disaffiliation Agreement (the “Tax Disaffiliation

Agreement”) with MSGS that governs MSGS’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

The Company and our eligible subsidiaries previously joined with MSGS in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Distribution, we generally do not join with MSGS or any of its subsidiaries in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, with certain exceptions, MSGS is generally responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the Distribution Date. We are generally responsible for all taxes that are attributable to us or one of our subsidiaries after the Distribution Date.

For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSGS or any of its subsidiaries. MSGS is generally responsible for filing all separate company tax returns that relate to MSGS or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of MSGS and its subsidiaries and (ii) one or more of us and our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Distribution Date, however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSGS with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and MSGS has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSGS is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between MSGS and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreement requires that neither we nor any of our subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the Distribution from qualifying as a tax-free transaction to MSGS and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSGS stock that received our stock in the Distribution to be taxed as a result of the Distribution and certain transactions undertaken in connection with the Distribution. Additionally, for the two-year period following the Distribution, we are restricted from engaging in certain activities that may jeopardize the tax-free treatment of the Distribution to MSGS and its stockholders, unless we receive MSGS’s consent or otherwise obtain a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to MSGS, that the activity will not alter the tax-free status of the Distribution to MSGS and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which all or a significant portion of our shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;
•	issuing equity securities, if any such issuances would, together with certain other transactions, constitute 50% or more of the voting power or value of our capital stock;

•	certain repurchases of our common shares;

•	ceasing to actively conduct our business;

•	amendments to our organizational documents (i) affecting the relative voting rights of our stock or (ii) converting one class of our stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the Distribution and certain related transactions from being tax-free.

Moreover, we are required to indemnify MSGS and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Employee Matters Agreement

On March 31, 2020, we entered into an employee matters agreement (the “Employee Matters Agreement”) with MSGS that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the Distribution. MSGS’s employees will continue to participate in certain of our health and welfare and other employee benefit plans through January 1, 2021, following which MSGS will establish its own health and welfare and other employee benefit plans. Following the Distribution Date, we and MSGS generally each hold responsibility for our respective employees and compensation plans.

Arena License Agreements

On April 15, 2020, a subsidiary of the Company entered into Arena License Agreements with subsidiaries of MSGS that require the Knicks and Rangers to play their home games at The Garden. Under the Arena License Agreements, which each have a term of 35 years, the Knicks and the Rangers pay an annual license fee in connection with their respective use of The Garden. For each, the Arena License Agreement provides that the license fee for the initial contract year ending June 30, 2020 was to be prorated based on the number of games scheduled to be played at The Garden between the Distribution Date and the end of that contract year. The license fee for the first full contract year ending June 30, 2021 is approximately $22.5 million for the Knicks and approximately $16.7 million for the Rangers, and then for each subsequent year, the license fees are be 103% of the license fees for the immediately preceding contract year. The teams are not required to pay the license fee during a period in which The Garden is unavailable for home games due to a force majeure event (including the government mandated suspension of events at The Garden as a result of the disruptions caused by the COVID-19 pandemic). If, due to a force majeure event, capacity at The Garden is limited to 1,000 or fewer attendees, the teams may schedule and play home games at The Garden with amounts payable to the Company under the Arena License Agreements reduced by up to 80%. After The Garden becomes available following a force majeure event, future rent payments due under the Arena License Agreements will be payable by the Knicks and the Rangers even if the NBA or NHL seasons do not resume simultaneously or at all, and payments may be partially reduced in accordance with terms of the Arena License Agreements if The Garden opens with materially limited capacity greater than 1,000 attendees.

The government mandated suspension of events at The Garden due to the COVID-19 pandemic is a force majeure event under the Arena License Agreements, and as a result, MSGS did not make any payments under the Arena License Agreements for the period following the Distribution through the year ended June 30, 2020.

The Arena License Agreements set forth the terms of the teams’ use of The Garden, including arrangements for the provision of amenities, game day and other services. While the Company will provide game day services for the Knicks and Rangers, most of the associated costs will be borne by the teams. Pursuant to the Arena License Agreements, the Company is responsible for the maintenance, equipment and other functions needed to operate, repair and maintain The Garden. The Company also operates and manages the sale of food and beverage services during all Knicks and Rangers events, for which the Company shares an agreed portion of net profits with the applicable team. The Company also has the right and obligation to operate and manage team merchandise sales at The Garden, and the Company retains a portion of revenues from team merchandise sold in The Garden.

The Company has the exclusive right to license and manage suites and club memberships at The Garden, including for use during Knicks and Rangers games, subject to certain exceptions, and shares a portion of the revenues from such licenses and club memberships with the Knicks and the Rangers.

The Arena License Agreements grant the Company the right to sell, and the Knicks and the Rangers the right to keep, a percentage of revenue from certain arena shared sponsorship assets, such as fixed signage or entitlements at The Garden. The teams have the exclusive right to sell and keep the revenue from certain team sponsorship assets, such as courtside or rinkside advertising and other team or event-specific sponsorship assets.

The Knicks and Rangers have the exclusive right to sell tickets and retain all revenues from ticket sales and resales. The Arena License Agreements set forth MSGE’s responsibilities with respect to box office services and the teams’ respective responsibilities to comply with MSGE’s ticket agent agreements.

The Arena License Agreements provide that the teams are responsible for 100% of any real property or similar taxes applicable to The Garden. If the tax exemption is repealed or the teams are otherwise subject to property tax through no fault of the teams, the revenue opportunity that we may generate from team events will be reduced on a percentage basis as set forth in the Arena License Agreements. The value of any such revenue opportunity reduction could be significant but is expected to be substantially less than the property tax to be paid by the teams.

The Arena License Agreements provide for the Company to prepare an annual budget, in consultation with the teams, subject to certain team consent rights.

NBA consent is required to amend the Knicks’ Arena License Agreement.

Sponsorship Sales and Service Representation Agreements

On April 15, 2020, the Company entered into sponsorship sales and service representation agreements with the Knicks and the Rangers, which have terms of more than 10 years (subject to an early termination right exercisable by May 31, 2025 and effective June 30, 2025). Under these agreements, the Company is the exclusive sales and service representative for all sponsorship benefits available for sale in connection with the Knicks and Rangers, as well as the Knicks’ development team, the Westchester Knicks, and Knicks Gaming, the official NBA 2K esports franchise of the Knicks, subject to certain exceptions (e.g., regarding television and radio rights licensed to MSG Networks pursuant to separate media rights agreements). The Company receives a commission from MSGS, subject to certain exceptions set forth in the agreements. The Company also receives annual sales operation fixed payments from the Knicks and Rangers to cover a share of the Company’s costs associated with providing sponsorship sales services. These agreements are subject to certain termination rights, including the right of each of the Company and MSGS to terminate if the Company and

MSGS are no longer affiliates, and MSGS’s right to terminate if certain sales thresholds are not met (unless the Company pays MSGS the shortfall). NBA consent is required to amend the Knicks’ sponsorship sales and service representation agreement.

Team Sponsorship Allocation Agreement

On April 15, 2020, the Company entered into a team sponsorship allocation agreement with MSGS that provides for the allocation between the two companies of revenue received by either with respect to sponsorships that include assets of both companies and for which the sponsor pays a lump sum.

Group Ticket Sales and Service Representation Agreement

On April 15, 2020, the Company entered into a group ticket sales and service representation agreement with MSGS pursuant to which MSGS is the Company’s sales and service representative to sell group tickets and ticket packages. MSGS receives a commission on group ticket sales placed on behalf of the Company and is reimbursed for a share of certain of its costs.

Delayed Draw Term Loan Agreements

On the Distribution Date, MSG Entertainment Group, LLC (the “Lender”), a wholly-owned subsidiary of the Company, entered into two delayed draw term loan agreements with subsidiaries of MSGS. Two of MSGS’s indirect wholly-owned subsidiaries, MSG NYK Holdings, LLC (the “Knicks Borrower”) and MSG NYR Holdings, LLC (the “Rangers Borrower”), are able to draw up to $110 million and $90 million of unsecured delayed draw term loans, respectively (the “Knicks DDTL Facility” and “Rangers DDTL Facility” and, together, the “DDTL Facilities”) for general corporate purposes until October 17, 2021, subject to the terms and conditions of the DDTL Facilities.

Each DDTL Facility bears interest at a rate equal to LIBOR plus 2.00%, or at the option of MSGS, a base rate plus 1.00%. The DDTL Facilities will mature and any unused commitments thereunder will expire on October 17, 2021.

The obligation of the Lender to fund any requested borrowing under the DDTL Facilities is subject to the requirement that (a) the liquidity (including cash on hand and availability under revolving credit commitments) of MSGS and certain of its wholly-owned subsidiaries, MSG Sports, LLC, the Knicks Borrower and its subsidiaries and the Rangers Borrower and its subsidiaries, shall be no greater than $50 million immediately prior to giving effect to such borrowing, and no greater than $75 million immediately after giving effect to such borrowing, and (b) with respect to the Knicks DDTL Facility, the Knicks Borrower and its subsidiaries shall have used commercially reasonable efforts to raise additional financing (“New Third-Party Debt”), including additional commitments under existing revolving facilities, prior to drawing on the Knicks DDTL Facility to the extent permitted by the debt policies of NBA. In addition, the commitments of the Lender to make advances under the Knicks DDTL Facility will be permanently reduced and the Knicks DDTL Facility will be subject to mandatory prepayments in an amount equal to the net cash proceeds received by MSGS, MSG Sports, LLC, or the Knicks Borrower or its subsidiaries from any New Third-Party Debt. The DDTL Facilities are pre-payable at any time without penalty and include certain mandatory prepayments, along with commitment reductions. There are no financial covenants associated with the DDTL Facilities.

Pursuant to the NBA debt policies, the NBA has consented (the “NBA Consent Letter”) to the incurrence by the Knicks Borrower of the indebtedness under the Knicks DDTL Facility. In connection with the NBA Consent Letter, the Lender agreed with the NBA to certain forbearances and limitations that are set forth in the NBA Consent, including that: (i) notwithstanding the occurrence of a default under the Knicks DDTL Facility, the exercise of remedies against the Knicks Borrower, including the filing of a bankruptcy petition, will constitute a proposed transfer of the New York Knicks basketball team, which requires the prior approval of the NBA (which may be withheld in the NBA’s sole discretion) pursuant to the NBA Constitution; (ii) any arrangement by which the New York Knicks basketball team affords the Knicks Borrower the benefit of any of its revenues, including for purposes of making payments of principal and interest under the Knicks DDTL Facility, will require the prior written approval of the NBA (which approval may be withheld or conditioned in the NBA’s sole discretion); and (iii) no interest in the Knicks or any basketball-related asset may be transferred, except with the prior written consent of the NBA.

Other Arrangements and Agreements with MSGS

The Company has also entered into a number of commercial and other arrangements and agreements with MSGS and its subsidiaries. These include arrangements for the provision of services, allocations with respect to sponsorship agreements and other matters, and certain trademark licensing arrangements. The Company also subleases approximately 47,000 square feet of office space at Two Pennsylvania Plaza in New York City to MSGS. In addition, the Company and MSGS are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

Agreements with MSG Networks

Services Agreement

Effective July 1, 2019, a subsidiary of The Madison Square Garden Company (which is now a subsidiary of the Company) and MSG Networks entered into a Services Agreement under which we provide certain management and other services to MSG Networks, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, investor relations, corporate communications, benefit plan administration and reporting, and internal audit as well as certain executive support services described below. See “— Other Arrangements.” MSG Networks similarly provides certain services to the

Company. The Company and MSG Networks, as parties providing services under the agreement, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. In connection with the expiration of the Services Agreement on June 30, 2020, we entered into an interim agreement with MSG Networks, pursuant to which each party provides the other with the same services on the same terms. We expect to enter into a new services agreement this calendar year which will be retroactive to July 1, 2020.

Advertising Sales Representation Agreement

A subsidiary of The Madison Square Company (which is now a subsidiary of the Company) and MSG Networks are parties to an Advertising Sales Representation Agreement pursuant to which the Company has the exclusive right and obligation, for a commission, to sell MSG Networks’ advertising availabilities for an initial stated term of seven years (beginning in 2015), subject to certain termination rights, including our right to terminate if the Company and MSG

Networks are no longer affiliates and MSG Networks’ right to terminate if certain sales thresholds are not met unless we pay MSG Networks the shortfall.

Other Arrangements and Agreements with MSGS, MSG Networks and/or AMC Networks

The Company shares certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Chief Executive Officer with MSGS and MSG Networks, for the Company’s President with MSGS and for the Company’s Vice Chairman with MSGS, MSG Networks and AMC Networks. The Company’s portion of such executive support expenses for the period following the Distribution Date through fiscal year ended June 30, 2020 was approximately $183,000.

The Company has also entered into a number of commercial and technical arrangements and agreements with MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2020, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology and lease of suites and sponsorship of the Company, as applicable.

In addition, the Company and each of MSGS, MSG Networks and AMC Networks are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS

A subsidiary of the Company is a party to various arrangements with subsidiaries of each of MSGS, MSG Networks and AMC Networks, pursuant to which they each have the right to lease on a “time-sharing” basis certain aircraft to which the Company has access. When leasing such aircraft under this arrangement, the leasee is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. AMC Networks paid the Company $5,011, for use of such aircraft for the period following the Distribution Date through the fiscal year ended June 30, 2020. MSGS and

MSGN made no payments to the Company for the period following the Distribution Date through the fiscal year ended June 30, 2020 because they did not make use of the aircraft during such time period. In calculating the amounts payable under the arrangements, the parties allocated, in good faith, the treatment of any flight that is for the benefit of both companies.

Additionally, the Company agreed on an allocation of the costs of certain personal aircraft use with MSGS and MSG Networks (with respect to Mr. Dolan only), and helicopter use with MSGS, MSG Networks and AMC Networks by their shared executives. The Company’s portion of such expenses for the period following the Distribution Date through the fiscal year ended June 30, 2019 was $67,259.

A subsidiary of the Company is a party to an agreement with Quart 2C, LLC (“Q2C”), a company controlled by James. L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, and Kristin A. Dolan, his spouse and a director of the Company, pursuant to which Q2C has the right to lease on a “time-sharing” basis our Gulfstream Aerospace G550 aircraft (the “G550”). Q2C is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Q2C paid the Company $1,763 for use of the G550 for the period following the Distribution Date through the fiscal year ended June 30, 2020. In addition, a subsidiary of the Company and Q2C are parties to an agreement, pursuant to which the Company has the right to lease on a non-exclusive basis Q2C’s Gulfstream Aerospace G450 aircraft (the “G450”). We are required to pay Q2C rent at an hourly rate and specified expenses (which mirror the types of expenses we charge Q2C for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the G450 exceeds Q2C’s annual usage of the G550, the Company pays an additional hourly rate with respect to excess hours intended to cover additional costs. Pursuant to this arrangement, the Company paid Q2C $17,698 for use of the G450 for the period following the Distribution Date through the fiscal year ended June 30, 2020. The Company made no true-up payments to Q2C for the fiscal year ended June 30, 2020, as Q2C’s use of our G550 exceeded the combined use of the Company and MSGS of the G450. In addition, the agreement provides for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

A subsidiary of the Company is a party to an agreement with Charles F. Dolan, a director of the Company and the father of James L. Dolan, pursuant to which Mr. Dolan has the right to lease on a “time-sharing” basis our G550. Mr. Dolan is required to pay us specified expenses for each flight he elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Mr. Dolan made no payments to the Company for the period following the Distribution Date through the fiscal year ended June 30, 2020 because he did not make use of the G550 during such time period. In addition, a subsidiary of the Company is party to an agreement with Sterling 2K, LLC (“S2K”), a company controlled by Deborah Dolan-Sweeney, the daughter of Charles F. Dolan and the sister of James L. Dolan, pursuant to which the Company has the right to lease on a non-exclusive basis S2K’s Gulfstream Aerospace GV-SP (G550) aircraft (the “DFO G550”). We are required to pay S2K rent at an hourly rate and specified expenses (which mirror the types of expenses we charge S2K for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the DFO G550 exceeds Mr. Dolan’s annual usage of our G550, the Company will pay an additional hourly rate with respect to excess hours intended to cover additional costs. Pursuant to this arrangement, the Company paid S2K $15,698 for use of the DFO G550 during the fiscal year ended June 30, 2020. The Company made no true-up payments to S2K for the fiscal year ended June 30, 2020, as S2K’s use of our G550 exceeded the combined use of the Company and MSGS of the DFO G550. In addition, the agreement provides for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

A subsidiary of the Company is party to various Aircraft Support Services Agreements (the “Services Agreements”) pursuant to which the Company provides aircraft support services to (i) an entity controlled by James L. Dolan, (ii) Charles F. Dolan and certain of his other children (specifically, Thomas C. Dolan, a director of the Company, Deborah Dolan-Sweeney, Patrick F. Dolan, Marianne Dolan Weber, a director of the Company, and Kathleen Dolan) and (iii) an entity controlled by Patrick Dolan, the son of Charles F. Dolan and brother of James L. Dolan. Pursuant to the Services Agreements, the Company provides certain aircraft support services in exchange for a monthly agency fee. These services include providing pilots, crew and maintenance personnel, aircraft maintenance, FAA compliance, flight scheduling and dispatch services, negotiation/management of third-party contracts and other services necessary and appropriate for the support of aircraft. Pursuant to the Services Agreements, each of the parties noted above paid the Company (i) $36,907, (ii) $36,907 and (iii) $31,633, respectively, during the fiscal year ended June 30, 2020.

A subsidiary of the Company and Brighid Air, LLC (“Brighid”), a company controlled by Patrick F. Dolan, are parties to an agreement, pursuant to which the Company has a right to lease on a non-exclusive basis Brighid’s Bombardier BD100-1A10 Challenger 350 aircraft (the “Challenger”). The Company is required to pay Brighid specified expenses of each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, the Company paid Brighid $10,614 for use of the Challenger for the period following the Distribution Date through the fiscal year ended June 30, 2020. In connection with the agreement for the Company’s use of the Challenger, a subsidiary of the Company and Dolan Family Office, LLC (“DFO”), an entity controlled by Charles F. Dolan, are parties to a Flight Crew Services Agreement, pursuant to which the Company may utilize pilots employed by DFO for purposes of flying the Challenger when the Company is leasing the Challenger under its agreement with Brighid. The Company is required to pay DFO an hourly rate for the use of such pilots, as well as reimburse certain expenses of the pilots. Pursuant to this arrangement, the Company paid DFO $901 for use of DFO pilots for the period following the Distribution Date through the fiscal year ended June 30, 2020.

DOLAN FAMILY ARRANGEMENTS

The Company charges the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, for office space equal to the allocated cost of such space and certain technology services provided in connection with the use of such space. The amount paid by the Knickerbocker Group, LLC for the period following the Distribution Date through the fiscal year ended June 30, 2020 was $4,038. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER

Vincent Tese has been a director of the Company since the Distribution Date and a director of MSGS since 2015. Charles A. Tese, the brother of Vincent Tese, has been employed by MSG Entertainment Group, LLC (“MSGEG”), a subsidiary of the Company, in a non-executive officer position since September 2015. For the period following the Distribution Date through the fiscal year ended June 30, 2020, Mr. Charles A. Tese earned $18,305. Amounts earned prior to the Distribution Date are presented in MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020, since prior to the Distribution, MSGEG was a subsidiary of MSGS. In addition, Charles A. Tese was employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until September 2015 and Vincent Tese served as a director of MSG Networks from 2010 until September 2015.

Since March 2016, Ryan T. Dolan, a director and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, has been employed by MSGEG, a subsidiary of the Company in a non-executive officer position. For the period from the Distribution Date through the fiscal year ended June 30, 2020, Mr. Ryan T. Dolan earned $51,070. Amounts earned prior to the Distribution Date are presented in MSGS’s Definitive Proxy Statement, filed with the SEC on October 27, 2020, since prior to the Distribution, MSGEG was a subsidiary of MSGS.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman of MSGS and MSG Networks, and our President, Andrew Lustgarten, also serves as President and Chief Executive Officer of MSGS. Ten of our director nominees (including James L. Dolan) also serve as directors of MSGS, and James L. Dolan serves as an executive officer of MSGS concurrently with his service on our Board. Eight of our director nominees (including James L. Dolan) also serve as directors of MSG Networks, and James L. Dolan serves as an executive officer of MSG Networks concurrently with his service on our Board. Seven of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGS, MSG Networks and AMC Networks. Therefore, these individuals may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGS, MSG Networks or AMC Networks, on the other hand.

For example, there is the potential for a conflict of interest when we and MSGS, MSG Networks and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGS, MSG Networks and/or AMC Networks and us. In addition, certain of our officers and directors own MSGS, MSG Networks and/or AMC Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGS, MSG Networks or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSGS, MSG Networks and

AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSGS, MSG Networks or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSGS, MSG Networks and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

Prior to the Distribution, the members of the Dolan Family Group (as defined below) entered into an agreement (the “Standstill Agreement”) with the Company in which they agreed that during the 12-month period beginning on the Distribution Date, the Dolan Family Group must obtain the prior approval of a majority of the Company’s independent directors prior to acquiring common stock of the Company through a tender offer that results in members of the Dolan Family Group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “independent directors” means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSGS, MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the

Company and its subsidiaries, on the one hand, and each of MSGS, MSG Networks and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds a $1,000,000 threshold. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGS and its subsidiaries, MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1,000,000, as well as the handling and resolution of any disputes involving amounts in excess of $1,000,000. Our executive officers and directors who are also senior executives or directors of MSGS, MSG Networks and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGS, MSG Networks and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGS, MSG Networks and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the

Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2020. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 16, 2020 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	604,470 4,529,517	3.1% 100%	70.7%
Charles F. Dolan (3)(4)(5)(7)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	188,455 2,682,470	1.0% 59.2%	41.6%
Helen A. Dolan (3)(4)(5)(7)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	188,455 2,682,470	1.0% 59.2%	41.6%
James L. Dolan (3)(6)(7)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	227,832 618,369	1.2% 13.7%	9.9%
Kristin A. Dolan (3)(6)(7)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	227,832 618,369	1.2% 13.7%	9.9%
Thomas C. Dolan (3)(7)(10)(16)(18)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	35,638 308,986	* 6.8%	4.8%
Brian G. Sweeney (3)(7)(11)(15)(16)(17)(23) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	76,418 306,327	* 6.8%	4.8%
Paul J. Dolan (3)(7)(12)(20)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	76,081 910,651	* 20.1%	14.2%
Marianne Dolan Weber (3)(7)(13)(16)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	59,028 296,934	* 6.6%	4.7%
Charles P. Dolan (7)	Class A Common Stock Class B Common Stock	8,685 —	* —	*
Ryan T. Dolan (6)	Class A Common Stock Class B Common Stock	458 —	* —	*
Quentin F. Dolan (7)	Class A Common Stock Class B Common Stock	308 —	* —	*
Martin N. Bandier (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Matthew C. Blank (7)	Class A Common Stock Class B Common Stock	398 —	* —	*

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Joseph J. Lhota (7)	Class A Common Stock Class B Common Stock	1,327 —	* —	*
Frederic V. Salerno (7)	Class A Common Stock Class B Common Stock	398 —	* —	*
John L. Sykes (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Vincent Tese (7)	Class A Common Stock Class B Common Stock	6,335 —	* —	*
Isiah L. Thomas III (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Andrew Lustgarten (6)(14)	Class A Common Stock Class B Common Stock	98,189 —	* —	*
Mark H. FitzPatrick (6)	Class A Common Stock Class B Common Stock	— —	— —	—
Scott S. Packman (6)	Class A Common Stock Class B Common Stock	— —	— —	—
Philip G. D’Ambrosio (6)	Class A Common Stock Class B Common Stock	5,328 —	* —	*
Joseph F. Yospe (6)	Class A Common Stock Class B Common Stock	5,398 —	* —	*
All executive officers and directors as a group (4) – (14)	Class A Common Stock Class B Common Stock	727,455 4,519,413	3.7% 99.8%	70.7%
Deborah A. Dolan-Sweeney (3)(7)(11)(15)(16)(17)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	76,418 306,327	* 6.8%	4.8%
Kathleen M. Dolan (3)(12)(16)(20) – (24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	125,123 1,833,002	* 40.5%	28.4%
Mary S. Dolan (3)(17)(19)(23)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,452 2,763,412	* 61.0%	42.7%
Matthew J. Dolan (3)(18)(21)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	30,576 605,920	* 13.4%	9.4%
Corby Dolan Leinauer (3)(19)(25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	28,060 2,457,085	* 54.2%	37.9%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(8)(9)(12)(16)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	29,249 604,324	* 13.3%	9.4%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(10)(16)(18)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 308,986	* 6.8%	4.8%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(13)(16)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 296,934	* 6.6%	4.6%
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(11)(15)(16)(17)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.7%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(12)(16)(24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.7%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(17)(19) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	4,431 824,477	* 18.2%	12.7%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(17)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 430,402	* 9.5%	6.6%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(4)(5)(17)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 426,402	* 9.4%	6.6%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(17)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 370,402	* 8.2%	5.7%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(17)(19) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 405,402	* 9.0%	6.3%
Silver Lake Entities (30) 2775 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Class A Common Stock Class B Common Stock	1,865,862 —	9.5% —	2.9%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
The Vanguard Group (31) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	1,617,667 —	8.2% —	2.5%
BlackRock, Inc. (32) 55 East 52nd Street New York, NY 10055	Class A Common Stock Class B Common Stock	1,096,383 —	5.6% —	1.7%
GAMCO Investors, Inc. (33) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	1,044,793 —	5.3% —	1.6%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2018 Grantor Retained Annuity Trust #1M (the “CFD 2018 GRAT #1M”) and the Charles F. Dolan 2019 Grantor Retained Annuity Trust #1M (the “CFD 2019 GRAT #1M”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2018 Grantor Retained Annuity Trust #1M (the “HAD 2018 GRAT #1M”) and the Helen A. Dolan 2019 Grantor Retained Annuity Trust #1M (the “HAD 2019 GRAT #1M”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Charles F. Dolan 2009 Family Trust FBO James L. Dolan; Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2018 GRAT #1M; CFD 2019 GRAT #1M ; HAD 2018 GRAT #1M; and HAD 2019 GRAT #1M. Individuals who are not Group Members but are trustees of trusts that are Group Members also include Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust

FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 604,470 shares of Class A Common Stock and (ii) 4,529,517 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,529,517 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 42,987 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,591 shares of Class A Common Stock owned of record personally, an aggregate of 112,693 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,637 shares of Class B Common Stock owned of record by the CFD 2018 GRAT #1M, and 56,056 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, for which he serves as sole trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 185,864 shares of Class A Common Stock (including 33,572 shares of Class A Common Stock owned of record by the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”) for which he serves as co-trustee, 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,569,777 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,636 shares of Class B Common Stock owned of record by the HAD 2018 GRAT #1M, 56,056 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 2,569,777 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,636 shares of Class B Common Stock owned of record by the HAD 2018 GRAT #1M, 56,056 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(5)

Helen A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 112,692 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,636 shares of Class B Common Stock owned of record by the HAD 2018 GRAT #1M and 56,056 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which she serves as sole trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 188,455 shares of Class A Common Stock (including 2,591 shares of Class A Common Stock owned of record by her spouse, Charles F. Dolan, 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee) and 2,569,778 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,637 shares of Class B Common Stock owned of record by the CFD 2018 GRAT #1M, 56,056 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 2,591 shares of Class A Common Stock owned of record by her spouse, 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 2,569,778 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 56,637 shares of Class B Common Stock owned of record by the CFD 2018 GRAT #1M, 56,056 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units or stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options exercisable, in each case, within 60 days of October 16, 2020). The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 54,772 units; Andrew Lustgarten, 17,250 units; Mark H. FitzPatrick, 8,687 units; Scott S. Packman, 8,687 units; Philip G. D’Ambrosio, 7,188 units; Joseph F. Yospe, 4,507 units and Ryan T. Dolan, 507 units. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 69,935 units; Andrew Lustgarten, 22,524 units; Mark H. FitzPatrick, 8,687 units; Scott S. Packman, 8,687 units; Philip G. D’Ambrosio 8,537 units, Joseph F. Yospe, 5,324 units; and Ryan T. Dolan, 543 units.

(7)

Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units for each of the following individuals is: Messrs. Martin N. Bandier, 932 units; Matthew C. Blank, 932 units; Charles F. Dolan, 932 units; Charles P. Dolan, 932 units; Paul J. Dolan, 932 units; Thomas C. Dolan, 932 units; Quentin F. Dolan, 932 units; Joseph J. Lhota, 932; Frederic V. Salerno, 932 units; Brian G. Sweeney, 932 units; John L. Sykes, 932 units; Vincent Tese, 932 units; and Isiah L. Thomas III, 932 units; and Mses. Kristin A. Dolan, 932 units and Marianne Dolan Weber, 932 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 187,972 shares of Class A Common Stock (including 187,481 shares of Class A Common Stock owned of record personally and 491 shares of Class A Common Stock held as custodian for one or more minor children) and 14,045 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 39,860 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 10,195 shares of Class A Common Stock owned of record personally by his spouse and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 491 shares of Class A Common Stock held as custodian for one or more minor children, 10,195 shares of Class A common Stock owned of record personally by his spouse and 29,249 shares of Class A Common Stock and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,195 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 217,637 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 187,481 shares of Class A Common Stock owned of record by her spouse, 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 187,481 shares of Class A Common Stock owned of record by her spouse, 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(10)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 22,343 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(11)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 17,773 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 58,645 shares of Class A Common Stock (including 6,872 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 2,247 shares of Class A Common Stock held in trust for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 6,872 shares of Class A Common Stock owned by his spouse, the 2,247 shares of Class A Common Stock held in trusts for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(12)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 398 shares of Class A Common Stock owned of record personally and 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee.

(13)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,025 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,003 shares of Class A Common Stock (including 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(14)	Includes 93,826 time-based options exercisable within 60 days of October 16, 2020 by Mr. Lustgarten.

(15)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 69,546 shares of Class A Common Stock (including 17,773 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 17,773 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(16)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned of record personally and 616 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 10,104 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 5,052 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 5,052 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 122,939 shares of Class A Common Stock (including 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 1,822,898 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for one or more minor children, 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee and an aggregate of 1,833,002 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 5,052 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 5,052 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, and 1,822,898 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).

(17)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,178 shares of Class A Common Stock (including 2,603 shares of Class A Common Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 2,763,412 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(18)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned of record personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 29,781 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee, and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.

(19)

Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 540 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 27,520 shares of Class A Common Stock (including 214 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 540 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(20)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(28)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(29)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)

Based upon a Schedule 13D (Amendment No. 3) filed on December 26, 2018 with respect to The Madison Square Garden Company, SLP Investment Holdco, L.P. (“SLP Holdco”), SLP Investment Holdings, L.L.C., Silver Lake Technology Associates IV, L.P., SLTA IV (GP), L.L.C., Silver Lake Group, L.L.C., Silver Lake Partners V DE (AIV) Marquee, L.P. (“SLP V Marquee”), Silver Lake Technology Investors V DE (AIV) Marquee, L.P. (“SLTI V Marquee”), Silver Lake Technology Associates V Marquee, L.P., SLTA V (GP) Marquee, L.L.C., and SLP Marquee Investor, L.L.C. (together, the “Silver Lake Entities”) beneficially owns an aggregate of 1,865,862 shares of Class A Common Stock. The 1,865,862 shares of Class A Common Stock beneficially owned by the Silver Lake Entities includes (i) 939,996 shares of Class A Common Stock held by SLP Holdco, (ii) 912,811 shares of Class A Common Stock held by SLP V Marquee and (iii) 13,055 shares of Class A Common Stock held by SLTI V Marquee. SLP Holdco has shared voting power over 939,996 shares of Class A Common Stock, and shared dispositive power over 939,996 shares of Class A Common Stock. SLP V Marquee has shared voting power over 912,811 shares of Class A Common Stock, and shared dispositive power over 912,811 shares of Class A Common Stock. SLTI V Marquee has shared voting power over 13,055 shares of Class A Common Stock, and shared dispositive power over 13,055 shares of Class A Common Stock.

(31)

Based upon a Schedule 13G (Amendment No. 4) filed with the SEC on February 12, 2020 with respect to The Madison Square Garden Company, The Vanguard Group (“Vanguard”) beneficially owns 1,617,667 shares of Class A Common Stock. Vanguard has sole voting power over 8,924 shares of Class A Common Stock, shared voting power over 3,871 shares of Class A Common Stock, sole dispositive power over 1,606,754 shares of Class A Common Stock and shared dispositive power over 10,913 shares of Class A Common Stock.

(32)

Based upon a Schedule 13G filed with the SEC on February 7, 2020 with respect to The Madison Square Garden Company, BlackRock, Inc. (“BlackRock”) beneficially owns 1,096,383 shares of Class A Common Stock. BlackRock has sole voting power over 1,017,627 shares of Class A Common Stock and sole dispositive power over 1,096,383 shares of Class A Common Stock.

(33)

Based upon a Schedule 13D filed with the SEC on April 27, 2020, Mario J. Gabelli, personally, and certain operating subsidiaries of GAMCO Investors, Inc. (“GAMCO”) beneficially own 1,044,793 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities. GAMCO Asset Management Inc. has sole voting power over 608,706 shares of Class A Common Stock and sole dispositive power over 645,240 shares of Class A Common Stock. Gabelli Funds, LLC has sole voting and dispositive power over 392,633 shares of Class A

Common Stock. Gabelli & Company Investment Advisers, Inc. has sole voting and dispositive power over 700 shares of Class A Common Stock. Gabelli Foundation Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock. Mario J. Gabelli has sole voting and dispositive power over 1,720 shares of Class A Common Stock. MJG Associates, Inc. has sole voting and dispositive power over 2,500 shares of Class A Common Stock. GGCP, Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of Charles F. Dolan and his six children, James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because

James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts) and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 16, 2020, the Dolan Parties owned approximately 2.7 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 514,064 shares of Class A Common Stock, which represented approximately 2.6% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13.3% of our Common Stock and 42.5% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 16, 2020, the Children Trusts owned approximately 1.8 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 90,406 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.9% of our Common Stock and 28.2% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan

Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The members of the Dolan Family Group entered into a Standstill Agreement with the Company in which they agreed that, during the 12-month period beginning on the Distribution Date, the Dolan Family Group would obtain the prior approval of a majority of the Company’s independent directors prior to acquiring common stock of the Company through a tender offer that results in members of the Dolan Family Group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “independent directors” means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2020 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2021 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2021 annual meeting must submit their proposals to Madison Square Garden Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 29, 2021. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2021 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2021 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Madison Square Garden Entertainment Corp., Corporate Secretary, Two

Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 1, 2020 in order to allow enough time to register such person to attend the virtual meeting. Notices should be directed to Madison Square Garden Entertainment Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2020 FORM 10-K

A copy of the Company’s 2020 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Madison Square Garden Entertainment Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

You also may obtain our 2020 Form 10-K at the SEC’s website, www.sec.gov, or at www.msgentertainment.com by clicking on “Investors,” then “Financials” and following the link from our “SEC Filings” page.

Philip G. D’Ambrosio Senior Vice President, Treasurer and Secretary

New York, New York

October 27, 2020

ANNEX A — 2020 EMPLOYEE STOCK PLAN

1.    Purpose. The purpose of the 2020 Employee Stock Plan is to compensate employees of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such employees on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel.

2.    Definitions. When used in this Plan, unless the context otherwise requires:

(a)    “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b)    “Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity based award which is granted or made under the Plan.

(c)    “Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(d)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e)    “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f)    “Company” shall mean Madison Square Garden Entertainment Corp. (formerly known as MSG Entertainment Spinco, Inc.), a Delaware corporation.

(g)    “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(h)    “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i)    “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(j)    “GAAP” shall mean accounting principles generally accepted in the United States of America.

(k)    “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(l)    “Options” shall mean the stock options granted pursuant to Section 6 hereof.

(m)    “Participant” shall mean any employee or former employee of the Company or any Affiliate who holds an outstanding Award granted under the Plan.

(n)    “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. The performance criteria may, without limitation, be determined by reference to the performance of the Company, an Affiliate or a business unit, product, venue, production, event or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following, in each case without limitation: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, customer acquisition or retention, facilities utilization or attendance; (ix) operating metrics relating to sales, sponsorships or customer service or satisfaction; (x) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Shares; (xiii) a specified increase in the private market value of the Company; (xiv) the Share price; (xv) earnings per share; and/or (xvi) total shareholder return.

(o)    “Plan” shall mean this 2020 Employee Stock Plan, as amended from time to time.

(p)    “Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.

(q)    “Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.

(r)    “Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(s)    “Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.

(t)    “Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.

(u)    “Share” shall mean a share of Class A Common Stock, par value $0.01 per share of the Company.

(v)    “Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.

3.    Administration. (a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). With respect to any actions taken in connection with an Award that is intended to be grandfathered from the amendments to Section 162(m) of the Internal Revenue Code implemented by the Tax Cuts and Jobs Act of 2017, the members of the Committee (or subcommittee) shall be “outside directors” to the extent required by Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee (or subcommittee) to be so comprised shall not cause any Award to be invalid. The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

(b)    The Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)    No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.    Participants. Except as hereinafter provided, all employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5.    Share Limitations.

(a)    The Committee may make Awards under this Plan for up to an aggregate number of 3,000,000 Shares, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason, in whole or in part, without the issuance of Shares, (ii) any Shares under an Award are not issued because of payment or withholding obligations or (iii) Restricted Shares shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

(b)    In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 750,000. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.

6.    Options. Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.

(a)    Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria; provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)    Exercise Price for Options. The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted, except for Options granted pursuant to the Distribution in connection with outstanding MSG Sports stock options granted prior to the Distribution. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.

(c)    Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

(d)    Incentive Stock Options Granted to Ten Percent Stockholders. To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.

(e)    Initial Exercisability Limitation. The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.

(f)    Settlement of an Option. When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

7.    Rights. The Committee may grant to employees the right to receive such number of Rights, as determined by the Committee in its sole discretion.

(a)    Terms and Conditions. The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)    Exercise Price for Rights. The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.

(c)    Duration of Rights. The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.

(d)    Settlement of Rights. Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.

8.    Exercise of Options and Rights.

(a)    An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.

(b)    Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.

9.    Restricted Shares. The Committee may grant to employees the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.

(a)    Issuance; Terms and Conditions. The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.

(b)    Payment of Par Value. To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to the employee by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45) business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the employee from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the employee a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book-entry account upon the payment due, if any, pursuant to this paragraph.

(c)    Restriction on Shares. In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(d)    Forfeiture of Restricted Shares. If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Shares pursuant to Section 9(b) hereof.

(e)    Right to Vote and Receive Dividends on Restricted Shares. Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.

10.    Restricted Stock Units. The Committee may grant to employees such number of Restricted Stock Units as it may determine in its sole discretion.

(a)    Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)    Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock

Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

(c)    Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

11.    Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

12.    Certain Adjustments. (a) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.

(b)    Fractional Shares or Securities. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

13.    No Rights of a Stockholder. A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

14.    No Right to Continued Employment. Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

15.    Issuance of Shares and Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.

16.    Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

17.    Right of Offset. The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

18.    Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

19.    Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

20.    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.

21.    No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and Rights will not be repriced (other than in accordance with the adjustment provisions of Section 12), repurchased for cash on a date when the exercise price of such Option or Right is equal to or exceeds the Fair Market Value a Share or be subject to automatic reload provisions.

22.    Effective Date. The Plan shall become effective upon the Distribution, subject to its approval by the stockholders of the Company prior to the Distribution.

23.    Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

24.    Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

25.    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

26.    Governing Law. The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

27.    Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

28.    Duration. This Plan shall remain in effect until ten years from the Distribution unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

29.    Distribution Issuance. (a) Notwithstanding Section 3 of the Plan, the Compensation Committee (the “MSG Sports Committee”) of the Board of Directors of The Madison Square Garden Company (to be renamed “Madison Square Garden Sports Corp.”) (“MSG Sports”) may grant Awards with respect to outstanding equity awards of MSG Sports in connection with the distribution by MSG Sports to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the MSG Sports Committee shall have full authority to grant Awards prior to, and in connection with, the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the MSG Sports Committee shall be considered a “Covered Person” for purposes of

Section 3(c) of the Plan. Following the Distribution, such Awards that were granted by the MSG Sports Committee prior to, and in connection with, the Distribution shall be administered solely by the Committee in accordance with Section 3 of the Plan.

(b)    Notwithstanding Section 6(b) of the Plan, the exercise price of each Option granted by the MSG Sports Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the day on which the Option is granted, in order to preserve the intrinsic value of the outstanding MSG Sports equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

(c)    Any provisions set forth in the Plan regarding deductibility under Section 162(m) of the Internal Revenue Code shall apply solely to any Awards that are intended to be grandfathered from the amendments to Section 162(m) of the Internal Revenue Code implemented by the Tax Cuts and Jobs Act of 2017.

ANNEX B — 2020 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

1.    Purpose. The purposes of the 2020 Stock Plan for Non-Employee Directors are to attract and retain individuals who are not employees of the Company as members of the Board of Directors, by encouraging them to acquire a proprietary interest in the Company which is parallel to that of the stockholders of the Company.

2.    Definitions. The following terms shall have the respective meanings assigned to them as used herein:

(a)    “Award” shall mean an Option, Restricted Stock Unit and other stock-based award granted under the Plan.

(b)    “Award Agreement” shall mean an agreement which may be entered into by a Participant and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(c)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(d)    “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(e)    “Company” shall mean Madison Square Garden Entertainment Corp. (formerly known as MSG Entertainment Spinco, Inc.), a Delaware corporation.

(f)    “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(g)    “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(h)    “GAAP” shall mean accounting principles generally accepted in the United States of America.

(i)    “Non-Employee Director” shall mean a member of the Board of Directors who is not a current employee of the Company or its subsidiaries.

(j)    “Option” shall mean an option granted pursuant to Section 6.1 of the Plan.

(k)    “Participant” shall mean a Non-Employee Director who has been granted an Award under the Plan.

(l)    “Plan” shall mean the 2020 Stock Plan for Non-Employee Directors, as amended from time to time.

(m)    “Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to Section 6.2 of the Plan, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(n)    “Share” shall mean a share of Class A Common Stock, par value $0.01 per share of the Company.

3.    Plan Administration.

3.1    Committee. The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). It is expected and permitted that members of the Committee shall be Participants.

3.2    Authority. The Committee shall have full authority, subject to the terms of the Plan (including Section 12), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any restrictions or conditions applicable to such Award, or impose new restrictions or conditions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

3.3    Liability. No member of the Board of Directors or the Committee or any employee of the Company or any of its affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.    Eligibility. All Non-Employee Directors are eligible for the grant of Awards. Non-Employee Directors of The Madison Square Garden Company (to be renamed “Madison Square Garden Sports Corp.”) (“MSG Sports”) are also eligible for the grant of Shares in connection with the spin-off of the Company from MSG Sports in respect of their outstanding awards issued by MSG Sports.

5.    Shares Subject to the Plan.

5.1    Number. The aggregate number of Shares that may be subject to Awards granted under this Plan shall not exceed 150,000, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason without the issuance of Shares or (ii) any Shares under an Award are not issued because of payment or withholding obligations, then the Committee may also grant Awards with respect to such Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the adjustments provided for in Section 5.2 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

5.2    Adjustment in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment

Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 5.2, the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 5.2 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

6.    Terms and Conditions of Awards.

6.1    Options.

6.1.1    Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified; provided, however, that unless the Award Agreement states otherwise, all Options granted under the Plan shall be fully vested and exercisable on the date of grant. All or any part of any unexercised Options granted to any Participant, to the extent not otherwise exercisable, may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.1.2    Exercise Price. The exercise price per Share of the Shares to be purchased pursuant to each Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the date on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 5.2 hereof.

6.1.3    Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

6.1.4    Written Notice for Exercise. An Option shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company).

6.1.5    Payment. Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6.1.6 hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option. Except to the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6 hereof, within a reasonable time after exercise of an Option the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6, within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option.

6.1.6    Settlement of an Option. When an Option is exercised pursuant to Section 6.1.4 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

6.2    Restricted Stock Units.

6.2.1    Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units; provided, however, that unless the Award Agreement states otherwise, all Restricted Stock Units granted under the Plan shall be fully vested on the date of grant and shall be payable on such date as determined by the Committee. All or any part of any Restricted Stock Units granted to any Participant, to the extent not otherwise paid, may be paid to the Participant upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.2.2    Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of adjustment, pursuant to Section 5.2 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

6.2.3    Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

6.3    Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including, without limitation, restricted Shares, unrestricted Shares and stock appreciation rights) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

7.    No Rights of a Stockholder. A Participant shall not have any of the rights or privileges of a stockholder of the Company with respect to the Shares subject to an Award unless and until such Shares have been issued and have been duly registered in the Participant’s name. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

8.    Compliance with Rule 16b-3. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”). If any provision of the Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All actions with respect to Awards under the Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Awards granted thereunder to the Rule’s requirements.

9.    Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

10.    Withholding. If the Company shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company, promptly when requested by the Company, sufficient funds or Shares to meet the requirements of such withholding and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due to the Participant.

11.    Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

12.    Administration and Amendment of Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 5.2 except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

13.    No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and stock appreciation rights will not be repriced (other than in accordance with the adjustment provisions of Section 5.2), repurchased for cash on a date when the exercise price of such Option or stock appreciation right is equal to or exceeds the Fair Market Value of a Share or be subject to automatic reload provisions.

14.    Effective Date. The Plan shall become effective upon the Distribution, subject to its approval by the stockholders of the Company prior to the Distribution.

15.    Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

16.    Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the terms and provisions of Awards under the Plan.

18.    Governing Law. The Plan and any Award Agreements shall be governed by, and construed in accordance with, the laws of the state of Delaware, without reference to principles of conflicts of laws.

19.    Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

20.    Duration. This Plan shall remain in effect until ten years from the Distribution unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

21.    Distribution Issuance.

21.1    Notwithstanding Section 3 of the Plan, the Compensation Committee (the “MSG Sports Committee”) of the Board of Directors of MSG Sports may grant Awards with respect to outstanding equity awards of MSG Sports in connection with the distribution by MSG Sports to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the MSG Sports Committee shall have full authority to grant Awards prior to, and in connection with, the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the MSG Sports Committee shall be considered a “Covered Person” for purposes of Section 3.3 of the Plan. Following the Distribution, such Awards that were granted by the MSG Sports Committee prior to, and in connection with, the Distribution shall be administered solely by the Committee in accordance with Section 3.

21.2    Notwithstanding Section 6.1.2 of the Plan, the exercise price per Share of the Shares to be purchased pursuant to each Option granted by the MSG Sports Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the date on which the Option is granted, in order to preserve the intrinsic value of the outstanding MSG Sports equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA
NEW YORK, NY 10121
YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 9, 2020 (December 7, 2020 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.
During The Meeting - Go to www.virtualshareholdermeeting.com/MSGE2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 9, 2020 (December 7, 2020 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 9, 2020 (December 7, 2020 for participants in the AMC Networks Inc. 401(k) Plan).
If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24921-P45022-Z78271 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
MADISON SQUARE GARDEN ENTERTAINMENT CORP. For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
Unless otherwise specified in the spaces provided, number(s) of the nominee(s) for whom you do not the undersigned’s vote is cast FOR the election wish to vote on the line below. of the director nominees listed in Proposal 1 and ! ! !
FOR Proposals 2, 3, 4 and 5, and FOR THREE YEARS on Proposal 6 below, as more fully described in the accompanying Proxy Statement.
The Board of Directors recommends you vote FOR ALL the following director nominees:
1. Election of the following nominees as directors: (01) Martin Bandier (02) Matthew C. Blank (03) Joseph J. Lhota (04) Frederic V. Salerno (05) John L. Sykes
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
2. Ratification of the appointment of our independent registered public accounting firm. ! ! !
3. Approval of the Company’s 2020 Employee Stock Plan. ! ! !
4. Approval of the Company’s 2020 Stock Plan for Non-Employee Directors. ! ! !
5. Approval of, on an advisory basis, the compensation of our named executive officers. ! ! !
THREE TWO ONE
The Board of Directors recommends you vote FOR THREE YEARS on the following proposal: Years Years Year Abstain
6. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. ! ! ! !
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
FOLD AND DETACH HERE D24922-P45022-Z78271
CLASS A PROXY CARD
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 10, 2020
The undersigned hereby appoints Mark H. FitzPatrick, Scott S. Packman and Philip G. D’Ambrosio, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2020, on Thursday, December 10, 2020, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2, 3, 4 and 5, and FOR THREE YEARS on Proposal 6, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 7, 2020 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.
(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the MADISON SQUARE GARDEN ENTERTAINMENT CORP. same manner as if you marked, signed and returned your proxy card.
TWO PENNSYLVANIA PLAZA
VOTE BY INTERNET
NEW YORK, NY 10121 Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 9, 2020. Have your proxy card in hand when you access the website and then follow the instructions provided.
During The Meeting - Go to www.virtualshareholdermeeting.com/MSGE2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 9, 2020. Have your proxy card in hand when you call and then follow the instructions provided.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Entertainment Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 9, 2020.
If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24923-P45022-Z78271 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
MADISON SQUARE GARDEN ENTERTAINMENT CORP. For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
Unless otherwise specified in the spaces provided, number(s) of the nominee(s) for whom you do not the undersigned’s vote is cast FOR the election wish to vote on the line below. of the director nominees listed in Proposal 1 and ! ! !
FOR Proposals 2, 3, 4 and 5, and FOR THREE YEARS on Proposal 6 below, as more fully described in the accompanying Proxy Statement.
The Board of Directors recommends you vote FOR ALL the following director nominees:
1. Election of the following nominees as directors:
(01) James L. Dolan (07) Quentin F. Dolan (02) Charles F. Dolan (08) Ryan T. Dolan (03) Charles P. Dolan (09) Thomas C. Dolan (04) Kristin A. Dolan (10) Brian G. Sweeney (05) Marianne Dolan Weber (11) Vincent Tese (06) Paul J. Dolan (12) Isiah L. Thomas III
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
2. Ratification of the appointment of our independent registered public accounting firm. ! ! !
3. Approval of the Company’s 2020 Employee Stock Plan. ! ! !
4. Approval of the Company’s 2020 Stock Plan for Non-Employee Directors. ! ! !
5. Approval of, on an advisory basis, the compensation of our named executive officers. ! ! !
THREE TWO ONE
The Board of Directors recommends you vote FOR THREE YEARS on the following proposal: Years Years Year Abstain
6. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. ! ! ! !
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
FOLD AND DETACH HERE D24924-P45022-Z78271
CLASS B PROXY CARD
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 10, 2020
The undersigned hereby appoints Mark H. FitzPatrick, Scott S. Packman and Philip G. D’Ambrosio, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Entertainment Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGE2020, on Thursday, December 10, 2020, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2, 3, 4 and 5, and FOR THREE YEARS on Proposal 6, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.
(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 10, 2020
Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 16, 2020
Date: December 10, 2020 Time: 10:00 a.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MSGE2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MSGE2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
MADISON SQUARE ENTERTAINMENT CORP. You are receiving this communication because you hold shares in
TWO PENNSYLVANIA PLAZA
NEW YORK, NY 10121 the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote. com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important Z78271 information contained in the proxy materials before voting.
- See the reverse side of this notice to obtain P45022 proxy materials and voting instructions.
D24928 -

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 1, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Z78271 Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX
- (located on the following page) available and follow the instructions. Proxies submitted by the Internet must be received by P45022 11:59 p.m. Eastern Time on December 9, 2020 (December 7, 2020 for participants in the AMC Networks Inc. 401(k) Plan).
- During The Meeting:
Go to www.virtualshareholdermeeting.com/MSGE2020. Have the information that is printed in the box marked by the arrow D24929 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends you vote FOR
THREE YEARS on the following proposal: The Board of Directors recommends you vote
FOR ALL the following director nominees: 6. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
1. Election of the following nominees as directors:
(01) Martin Bandier NOTE: Such other business as may properly come (02) Matthew C. Blank before the meeting or any adjournment thereof. (03) Joseph J. Lhota (04) Frederic V. Salerno (05) John L. Sykes
Please do not submit this card. Please refer to the How To Vote section of this notice to view the The Board of Directors recommends you vote FOR voting instructions. the following proposals:
2. Ratification of the appointment of our independent registered public accounting firm.
3. Approval of the Company’s 2020 Employee Stock Plan.
4. Approval of the Company’s 2020 Stock Plan for Non-Employee Directors.
5. Approval of, on an advisory basis, the Z78271 compensation of our named executive officers.
P45022 -D24930 -

D24931-P45022-Z78271